As Filed with the Securities and Exchange Commission on May 17, 1996.


                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
           OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)


Filed by the registrant                           [X]
Filed by a party other than the registrant        [ ]

Check the appropriate box:

[ ]  Preliminary  proxy  statement
[X]  Definitive  proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                    JOHN HANCOCK SOVEREIGN TAX-FREE BOND FUND
                (Name of Registrant as Specified in Its Charter)

                    JOHN HANCOCK SOVEREIGN TAX-FREE BOND FUND
                   (Name of Person(s) Filing Proxy Statement)


Payment of filing fee (check the appropriate box):

[X]  Fee paid previously with preliminary materials.

May  , 1996


Dear Fellow Shareholder:

You are cordially invited to attend a special shareholder meeting on Wednesday, June 26, 1996, to be held at 9:00 A.M. in your Fund's offices at the location shown on the enclosed proxy statement. At this meeting, you will be asked to consider and approve proposals pertaining to your Fund. These are highlighted below, and are discussed in more detail in your proxy statement.

You will notice that this proxy statement addresses several funds. This is part of our effort to minimize printing and administrative expenses for your Fund -- and, therefore, for you. However, if you invest in more than one John Hancock fund, you may receive other proxy statements. Be sure to review and vote on these as well.

Because this proxy statement covers more than one fund, some of the proposals may not apply to you. That is why we have provided a chart on the reverse side of this letter indicating each fund and its applicable proposals.

Listed below is a brief explanation of each proposal:

Proposal 1 -- Elect your Fund's Board of Trustees. The Board of Trustees is responsible for protecting your interests as a shareholder of the Fund. You will find a list of nominees and their backgrounds in your proxy statement. This proposal affects all the funds listed on the front of the enclosed proxy statement.

Proposal 2 -- Amend and restate certain Funds' Declarations of Trust. The intent of this proposal is to operate the funds more efficiently and economically, by giving your Trustees more flexibility to respond to changes in the mutual fund industry. See chart for funds affected by this proposal.

Proposal 3 -- Reorganization of certain funds' underlying trust or corporate structure. This proposal aims to increase efficiency while reducing printing, registration, accounting and legal costs. The change has no tax consequences to you and will have no effect on the way your Fund's portfolio is invested. See chart for funds affected by this proposal.

Proposal 4 -- For the John Hancock Tax-Free Bond Fund Class A Shareholders ONLY:
Amendment of the 12b-1 distribution plan for Class A shares. If you hold Class A shares of this Fund -- shares that are subject to an initial sales charge -- you are being asked to approve an amendment to the Fund's Class A 12b-1 distribution plan. 12b-1 distribution plans are used to develop the sales programs and marketing materials necessary to increase Fund sales. It is these efforts that attempt to increase your Fund's assets and may ultimately lower your share of expenses through economies of scale. For this reason, your Board of Trustees proposes a modest increase of the Fund's maximum Class A 12b-1 distribution fee from 0.15% to 0.25% of average daily net Class A assets.


Proposals 5 and 6 -- Increased investment flexibility for several funds by relaxing certain investment restrictions. For most of the affected funds, this means easing the restriction on investing in other investment companies. For the John Hancock Global Technology Fund only, this means a modest increase in the percentage of portfolio securities that the Fund can lend. In all cases, the Funds' Trustees believe that the proposals will give the Funds more flexibility to take advantage of potential investment opportunities. See chart for funds affected by this proposal.

        ALL OF THE PROPOSALS HAVE BEEN REVIEWED AND UNANIMOUSLY APPROVED
             BY YOUR FUND'S BOARD OF TRUSTEES, WHO BELIEVE THAT THE
                CHANGES WILL BE BENEFICIAL TO YOU AND YOUR FUND.

YOUR VOTE IS IMPORTANT!

No matter how large or small your investment may be, your vote makes a difference. We urge you to review the enclosed proxy statement carefully, and to vote by completing, signing and returning the enclosed proxy ballot form(s) to us immediately. Your prompt response will help avoid the cost of additional mailings. For your convenience, we have enclosed a postage-paid envelope.

If you have any questions, please call your Customer Service Representative at 1-800-225-5291, Monday through Friday between 8:00 A.M. and 8:00 P.M. Eastern time.

                                                 Sincerely,

                                                 /s/ Edward J. Boudreau, Jr.

                                                 Edward J. Boudreau, Jr.
                                                 Chairman and CEO



                                                                 Key Proxy Issues At-A-Glance

                                                                                                                         Proposal 6-
                                               Proposal 2-        Proposal 3-        Proposal 4-         Proposal 5-      Securities
                          Proposal 1-      Amend Declaration       Reorganize        Amend 12b-1        Investing in       Lending
                         Elect Trustees         of Trust        Underlying Trust    Plan (Class A)    Other Investment    Companies
                         --------------         --------        ----------------    --------------    ----------------    ---------
John Hancock Fund
-----------------
California Tax-Free           X                   X
 Income
Emerging Growth               X                                       X                                       X
Global Resources              X                                                                               X
Global Technology             X                                       X                                                        X
Government Income             X                                       X                                       X
Growth and Income             X                   X                                                           X
High Yield Bond               X                                       X                                       X
High Yield Tax-Free           X                                       X                                       X
Intermediate Maturity         X                   X
 Government
Money Market                  X                                       X                                       X
Sovereign Balanced            X                                       X
Sovereign Investors           X                                       X
Tax-Free Bond                 X                   X                                       X
U.S. Government Cash          X                   X                                                           X
 Reserve


               JOHN HANCOCK INTERMEDIATE MATURITY GOVERNMENT FUND
                      (a series of John Hancock Bond Fund)

                  JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND

                    JOHN HANCOCK U.S. GOVERNMENT CASH RESERVE
                   (a series of John Hancock Current Interest)

                          JOHN HANCOCK ACTIVE BOND FUND
                      JOHN HANCOCK DIVIDEND PERFORMERS FUND
                       JOHN HANCOCK FUNDAMENTAL VALUE FUND
                          JOHN HANCOCK GLOBAL BOND FUND
                     JOHN HANCOCK INDEPENDENCE BALANCED FUND
            JOHN HANCOCK INDEPENDENCE DIVERSIFIED CORE EQUITY FUND II
                      JOHN HANCOCK INDEPENDENCE GROWTH FUND
              JOHN HANCOCK INDEPENDENCE MEDIUM CAPITALIZATION FUND
                      JOHN HANCOCK INDEPENDENCE VALUE FUND
                     JOHN HANCOCK INTERNATIONAL EQUITY FUND
                      JOHN HANCOCK MULTI-SECTOR GROWTH FUND
           (each a series of John Hancock Institutional Series Trust)

                       JOHN HANCOCK GROWTH AND INCOME FUND
                   (a series of John Hancock Investment Trust)

                        JOHN HANCOCK EMERGING GROWTH FUND
                       JOHN HANCOCK GLOBAL RESOURCES FUND
                       JOHN HANCOCK GOVERNMENT INCOME FUND
                        JOHN HANCOCK HIGH YIELD BOND FUND
                      JOHN HANCOCK HIGH YIELD TAX-FREE FUND
                     JOHN HANCOCK MONEY MARKET FUND (each a
                      series of John Hancock Series, Inc.)

                      JOHN HANCOCK SOVEREIGN BALANCED FUND
                      JOHN HANCOCK SOVEREIGN INVESTORS FUND
         (each a series of John Hancock Sovereign Investors Fund, Inc.)

                         JOHN HANCOCK TAX-FREE BOND FUND

                       JOHN HANCOCK GLOBAL TECHNOLOGY FUND
               (a series of John Hancock Technology Series, Inc.)

                           (collectively, the "Funds")

                              101 Huntington Avenue
                           Boston, Massachusetts 02199

P50PX  5/96

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 26, 1996

A Special Meeting of Shareholders of each Fund will be held at the Funds' offices located on the 2nd floor at 101 Huntington Avenue, Boston, Massachusetts 02199, at 9:00 a.m., Eastern time, on Wednesday, June 26, 1996. The telephone number of each Fund is 1-800-225-5291. The Special Meetings of the Funds are expected to be held concurrently and are referred to collectively as the "Meeting." The purpose of the Meeting is to consider and act upon the following proposals:

1.   To  elect   Trustees/Directors   to  hold  office  until  their  respective
     successors have been duly elected and qualified for the following:

     (a) John Hancock Bond Fund ("Bond Trust"). For John Hancock Intermediate Maturity Government Fund ("Intermediate Government Fund") voting separately.

     (b) John Hancock California Tax-Free Income Fund ("California Trust"). For John Hancock California Tax-Free Income Fund ("California Fund") voting separately.

     (c) John Hancock Current Interest ("Current Interest Trust"). For John Hancock U.S. Government Cash Reserve ("U.S. Cash Reserve Fund") voting separately.

     (d) John Hancock Institutional Series Trust ("Institutional Trust"). For John Hancock Active Bond Fund, John Hancock Dividend Performers Fund, John Hancock Fundamental Value Fund, John Hancock Global Bond Fund, John Hancock Independence Balanced Fund, John Hancock Independence Diversified Core Equity Fund II, John Hancock Independence Growth Fund, John Hancock Independence Medium Capitalization Fund, John Hancock Independence Value Fund, John Hancock International Equity Fund and John Hancock Multi-Sector Growth Fund voting together.

     (e) John Hancock Investment Trust ("Investment Trust"). For John Hancock Growth and Income Fund ("Growth and Income Fund") voting separately.

     (f) John Hancock Series, Inc. ("Series, Inc.") For John Hancock Emerging Growth Fund ("Emerging Growth Fund"), John Hancock Global Resources Fund ("Global Resources Fund"), John Hancock Government Income Fund ("Government Income Fund"), John Hancock High Yield Bond Fund ("High Yield Bond Fund"), John Hancock High Yield Tax-Free Fund ("High Yield Tax-Free Fund") and John Hancock Money Market Fund ("Money Market Fund") voting together.

     (g) John Hancock Sovereign Investors Fund, Inc. ("Sovereign Investors, Inc.") For John Hancock Sovereign Balanced Fund ("Sovereign Balanced Fund") and John Hancock Sovereign Investors Fund ("Sovereign Investors Fund") voting together.

     (h) John Hancock Tax-Free Bond Fund ("Tax-Free Bond Trust"). For John Hancock Tax-Free Bond Fund ("Tax-Free Bond Fund") voting separately.

     (i)  John Hancock Technology Series, Inc. ("Technology Series,  Inc."). For
          John  Hancock  Global  Technology  Fund  ("Technology   Fund")  voting
          separately.


2.   To approve an Amended and Restated Declaration of Trust for:

     (a)  Bond Trust. For Intermediate Government Fund voting separately.

     (b)  California Trust. For California Fund voting separately.

     (c)  Current Interest Trust. For U.S. Cash Reserve Fund voting separately.

     (d)  Investment Trust. For Growth and Income Fund voting separately.

     (e)  Tax-Free Bond Trust. For Tax-Free Bond Fund voting separately.

3. To approve an Agreement and Plan of Reorganization for each Fund which will reorganize each Fund as follows:

     (a) Emerging Growth Fund will become a series fund of John Hancock Series Trust ("Series Trust"). For Emerging Growth Fund voting separately.

     (b) Government Income Fund will become a series fund of Bond Trust. For Government Income Fund voting separately.

     (c) High Yield Bond Fund will become a series fund of Bond Trust. For High Yield Bond Fund voting separately.

     (d) High Yield Tax-Free Fund will become a series fund of Tax-Free Bond Trust. For High Yield Tax-Free Fund voting separately.

     (e) Money Market Fund will become a series fund of Current Interest Trust. For Money Market Fund voting separately.

     (f) Sovereign Balanced Fund will become a series fund of Investment Trust. For Sovereign Balanced Fund voting separately.

     (g) Sovereign Investors Fund will become a series fund of Investment Trust. For Sovereign Investors Fund voting separately.

     (h) Technology Fund will become a series fund of Series Trust. For Technology Fund voting separately.

4. To approve an amendment to Tax-Free Bond Fund's Class A distribution plan to increase distribution fees for Class A shares. For Class A shareholders of Tax-Free Bond Fund voting separately.


5. To redesignate as nonfundamental the fundamental investment restriction on investing in other investment companies for:

     (a)  U.S. Cash Reserve Fund. For U.S. Cash Reserve Fund voting separately.

     (b)  Growth and Income Fund. For Growth and Income Fund voting separately.

     (c)  Emerging Growth Fund. For Emerging Growth Fund voting separately.

     (d)  Global Resources Fund. For Global Resources Fund voting separately.

     (e)  Government Income Fund. For Government Income Fund voting separately.

     (f)  High Yield Bond Fund. For High Yield Bond Fund voting separately.

     (g) High Yield Tax-Free Fund. For High Yield Tax-Free Fund voting separately.

     (h)  Money Market Fund. For Money Market Fund voting separately.

6. To amend Technology Fund's fundamental investment restriction on the making of loans. For Technology Fund voting separately.

7. To transact other business that may properly come before the Meeting or any adjournment of the Meeting.

YOUR BOARD OF TRUSTEES OR DIRECTORS, AS APPLICABLE RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS RELATING TO YOUR FUND.

Shareholders of record of each Fund as of the close of business on May 1, 1996 are entitled to notice of and to vote at the Meeting or any adjournment of the Meeting. The proxy statement and proxy card are being mailed to shareholders on or about May 17, 1996.

                                                 THOMAS H. DROHAN
                                                 Senior Vice President and
                                                 Secretary


WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

Boston, Massachusetts
May 17, 1996

               JOHN HANCOCK INTERMEDIATE MATURITY GOVERNMENT FUND
                      (a series of John Hancock Bond Fund)

                  JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND

                    JOHN HANCOCK U.S. GOVERNMENT CASH RESERVE
                   (a series of John Hancock Current Interest)

                          JOHN HANCOCK ACTIVE BOND FUND
                      JOHN HANCOCK DIVIDEND PERFORMERS FUND
                       JOHN HANCOCK FUNDAMENTAL VALUE FUND
                          JOHN HANCOCK GLOBAL BOND FUND
                     JOHN HANCOCK INDEPENDENCE BALANCED FUND
            JOHN HANCOCK INDEPENDENCE DIVERSIFIED CORE EQUITY FUND II
                      JOHN HANCOCK INDEPENDENCE GROWTH FUND
              JOHN HANCOCK INDEPENDENCE MEDIUM CAPITALIZATION FUND
                      JOHN HANCOCK INDEPENDENCE VALUE FUND
                     JOHN HANCOCK INTERNATIONAL EQUITY FUND
                      JOHN HANCOCK MULTI-SECTOR GROWTH FUND
           (each a series of John Hancock Institutional Series Trust)

                       JOHN HANCOCK GROWTH AND INCOME FUND
                   (a series of John Hancock Investment Trust)

                        JOHN HANCOCK EMERGING GROWTH FUND
                       JOHN HANCOCK GLOBAL RESOURCES FUND
                       JOHN HANCOCK GOVERNMENT INCOME FUND
                        JOHN HANCOCK HIGH YIELD BOND FUND
                      JOHN HANCOCK HIGH YIELD TAX-FREE FUND
                     JOHN HANCOCK MONEY MARKET FUND (each a
                      series of John Hancock Series, Inc.)

                      JOHN HANCOCK SOVEREIGN BALANCED FUND
                      JOHN HANCOCK SOVEREIGN INVESTORS FUND
         (each a series of John Hancock Sovereign Investors Fund, Inc.)

                         JOHN HANCOCK TAX-FREE BOND FUND

                       JOHN HANCOCK GLOBAL TECHNOLOGY FUND
               (a series of John Hancock Technology Series, Inc.)

                           (collectively, the "Funds")

                              101 Huntington Avenue
                           Boston, Massachusetts 02199

                                 PROXY STATEMENT

                                     GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees or Directors, as appropriate (collectively, the "Trustees") of each of the investment companies (the "Trusts") on behalf of themselves or their respective series (the "Funds") set forth below.

             The Trusts                                   The Funds
             ----------                                   ---------

John Hancock Bond Fund                       John Hancock Intermediate Maturity
(the "Bond Trust")                           Government Fund (the "Intermediate
                                             Government Fund")

John Hancock California Tax-Free             John Hancock California Tax-Free
Income Fund (the "California                 Income Fund (the "California Fund")
Trust")

John Hancock Current Interest                John Hancock U.S. Government
(the "Current Interest Trust")               Cash Reserve (the "U.S. Cash
                                             Reserve Fund")

John Hancock Institutional Series            John Hancock Active Bond Fund
Trust (the "Institutional Trust")            (the "Active Bond Fund")

                                             John Hancock Dividend Performers
                                             Fund (the "Performers Fund")

                                             John Hancock Fundamental Value
                                             Fund (the "Fundamental Value Fund")

                                             John Hancock Global Bond Fund
                                             (the "Global Bond Fund")

                                             John Hancock Independence Balanced
                                             Fund (the "Balanced Fund")

                                             John Hancock Independence
                                             Diversified Core Equity Fund
                                             II (the "Core Equity Fund")

                                             John Hancock Independence
                                             Growth Fund (the "Independence
                                             Growth Fund")

                                             John Hancock Independence
                                             Medium Capitalization Fund
                                             (the "Medium Cap Fund")

                                             John Hancock Independence
                                             Value Fund (the "Independence
                                             Value Fund")

                                             John Hancock International
                                             Equity Fund (the "International
                                             Equity Fund")

                                             John Hancock Multi-Sector Growth
                                             Fund (the "Multi-Sector Fund")

John Hancock Investment Trust                John Hancock Growth and Income
(the "Investment Trust")                     Fund (the "Growth and Income Fund")

John Hancock Series, Inc.                    John Hancock Emerging Growth
(the "Series, Inc.")                         Fund (the "Emerging Growth Fund")

                                             John Hancock Global Resources
                                             Fund (the "Global Resources Fund")

                                             John Hancock Government Income
                                             Fund (the "Government Income Fund")

                                             John Hancock High Yield Bond
                                             Fund (the "High Yield Bond Fund")

                                             John Hancock High Yield
                                             Tax-Free Fund (the "High Yield
                                             Tax-Free Fund")

                                             John Hancock Money Market Fund
                                             (the "Money Market Fund")

John Hancock Sovereign Investors             John Hancock Sovereign Balanced
Fund, Inc. (the "Sovereign                   Fund (the "Sovereign Balanced
Investors, Inc.")                            Fund")

                                             John Hancock Sovereign Investors
                                             Fund (the "Sovereign Investors
                                             Fund")

John Hancock Tax-Free Bond                   John Hancock Tax-Free Bond Fund
Fund (the "Tax-Free Bond Trust")             (the "Tax-Free Bond Fund")

John Hancock Technology Series,              John Hancock Global Technology
Inc. (the "Technology Series, Inc.")         Fund (the "Technology Fund")

For purposes of this Proxy Statement, the term "Funds" shall also include the Trusts where appropriate.

The proxies will be used at the Special Meeting of each Fund's shareholders to be held concurrently (collectively, the "Meeting") at the Funds' offices located on the 2nd floor at 101 Huntington Avenue, Boston, Massachusetts 02199, at 9:00 a.m., Eastern time, on Wednesday, June 26, 1996.


Proxies will be solicited by mail and may also be solicited in person or by telephone by officers, directors and/or registered representatives of the Funds' principal distributor, John Hancock Funds, Inc. ("John Hancock Funds"), and by employees, officers and/or directors of John Hancock Advisers, Inc. (the "Adviser"). In addition, the Funds' transfer agent, John Hancock Investor Services Corporation ("Investor Services") will solicit proxies in person and/or by telephone at a cost to each Fund of between $3,000 and $5,000. Investor Services may engage an independent proxy solicitation firm to assist it in soliciting proxies.


The Adviser will reimburse the Global Resources Fund for a pro-rata portion of these proxy solicitation costs.

The cost of preparing and mailing this Proxy Statement and the accompanying Notice and proxy card will be borne by each Fund. The mailing address of each

Fund, the Adviser, John Hancock Funds and Investor Services is 101 Huntington Avenue, Boston, Massachusetts 02199. This Proxy Statement and the proxy card are being mailed to shareholders of each Fund on or about May 17, 1996.

Each Fund will furnish without charge a copy of its Annual Report and most recent Semi-Annual Report succeeding the Annual Report, if any, to any shareholder upon request. Shareholders desiring to obtain a copy of their Fund's report(s) should direct all written requests to the attention of their Fund, 101 Huntington Avenue, Boston, Massachusetts 02199 or should call John Hancock Funds at 1-800-225-5291.

                   OUTSTANDING SHARES AND VOTING REQUIREMENTS

The Trustees have fixed the close of business on May 1, 1996, as the record date (the "Record Date") for determining the shareholders of each Fund entitled to notice of and to vote at the Meeting. Shareholders of record of each Fund on the Record Date are entitled to one vote per share at the Meeting or any adjournment of the Meeting relating to their Fund.

Appendix A hereto sets forth the number of shares of beneficial interest of each class of each Fund outstanding as of April 22, 1996. Appendix B hereto sets forth the persons who owned beneficially or of record more than 5% of any class of shares of any Fund as of April 22, 1996.


                         SUMMARY OF VOTING ON PROPOSALS

Although each Fund is participating separately in the Meeting, proxies are being solicited through the use of this combined Proxy Statement. Shareholders of Funds that are series of the same Trust will vote separately as to those Proposals which uniquely affect their Fund. Except with respect to Proposal 4, each class of shares of each Fund will vote together with the other class or classes of shares of that Fund. Voting by shareholders of one Fund or class will not affect voting by any other Fund or class.


Proposal                            Fund Entitled to Vote
--------                            ---------------------

(1)     (a)                         Intermediate Government Fund will vote
                                    separately.
        (b)                         California Fund will vote separately.
        (c)                         U.S. Cash Reserve Fund will vote separately.
        (d)                         Active Bond Fund, Performers Fund,
                                    Fundamental Value Fund, Global Bond Fund,
                                    Balanced Fund, Core Equity Fund,
                                    Independence Growth Fund, Medium Cap Fund,
                                    Independence Value Fund, International
                                    Equity Fund and Multi-Sector Fund will vote together.
        (e)                         Growth and Income Fund will vote separately.
        (f)                         Emerging Growth Fund, Global Resources Fund,
                                    Government Income Fund, High Yield Bond
                                    Fund, High Yield  Tax-Free Fund and Money
                                    Market Fund will vote together.
        (g)                         Sovereign Balanced Fund and Sovereign
                                    Investors Fund will vote together.
        (h)                         Tax-Free Bond Fund will vote separately.
        (i)                         Technology Fund will vote separately.

(2)     (a)                         Intermediate Government Fund will vote
                                    separately.
        (b)                         California Fund will vote separately.
        (c)                         U.S. Cash Reserve Fund will vote separately.
        (d)                         Growth and Income Fund will vote separately.
        (e)                         Tax-Free Bond Fund will vote separately.
(3)     (a)                         Emerging Growth Fund will vote separately.
        (b)                         Government Income Fund will vote separately.
        (c)                         High Yield Bond Fund will vote separately.
        (d)                         High Yield Tax-Free Fund will vote
                                    separately.
        (e)                         Money Market Fund will vote separately.
        (f)                         Sovereign Balanced Fund will vote
                                    separately.
        (g)                         Sovereign Investors Fund will vote
                                    separately.
        (h)                         Technology Fund will vote separately.
(4)                                 Class A shareholders of Tax-Free Bond Fund
                                    will vote separately.
(5)     (a)                         U.S. Cash Reserve Fund will vote separately.
        (b)                         Growth and Income Fund will vote separately.
        (c)                         Emerging Growth Fund will vote separately.
        (d)                         Global Resources Fund will vote separately.
        (e)                         Government Income Fund will vote separately.
        (f)                         High Yield Bond Fund will vote separately.
        (g)                         High Yield Tax-Free Fund will vote
                                    separately.
        (h)                         Money Market Fund will vote separately.
(6)                                 Technology Fund will vote separately.


                                   PROPOSAL 1

                              ELECTION OF TRUSTEES

(For shareholders of (I) Intermediate Government Fund voting separately, (II) California Fund voting separately, (III) U.S. Cash Reserve Fund voting separately, (IV) Active Bond Fund, Performers Fund, Fundamental Value Fund, Global Bond Fund, Balanced Fund, Core Equity Fund, Independence Growth Fund, Medium Cap Fund, Independence Value Fund, International Equity Fund and Multi-Sector Fund voting together, (v) Growth and Income Fund voting separately,
(VI) Emerging Growth Fund, Global Resources Fund, Government Income Fund, High Yield Bond Fund, High Yield Tax-Free Fund and Money Market Fund voting together,
(VII)  Sovereign  Balanced Fund and Sovereign  Investors  Fund voting  together,
(VIII) Tax-Free Bond Fund voting separately, and (IX) Technology Fund voting separately.)

At a meeting on March 26, 1996, the Trustees of each Fund, including the Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended (the "1940 Act")) of the Funds (the "Independent Trustees"), voted to approve, and voted to recommend to the shareholders of their respective Funds that they approve, a proposal to (i) elect fourteen (14) Trustees (the "Nominees") to the Board of Trustees of Active Bond Fund, Performers Fund, Fundamental Value Fund, Global Bond Fund, Balanced Fund, Core Equity Fund, Independence Growth Fund, Medium Cap Fund, Independence Value Fund, International Equity Fund, Multi-Sector Fund, Sovereign Balanced Fund, Sovereign

Investors Fund and Technology Fund, and (ii) elect thirteen (13) Trustees to the Board of Trustees of each remaining Fund (each of the Nominees except for Mr. Cameron). With respect to (a) Technology Fund, thirteen of the fourteen Nominees currently serve as Trustees and one of the Nominees (Mr. Scipione) is an additional Trustee, (b) Sovereign Balanced Fund and Sovereign Investors Fund, ten of the fourteen Nominees currently serve as Trustees and four of the Nominees (Messrs. Cunningham, Linbeck, Scipione and Ms. Hodsdon) are additional Trustees and (c) each remaining Fund, all of the thirteen or fourteen Nominees, as applicable, currently serve as Trustees. Information concerning the Nominees and other relevant factors is discussed below.

Using the enclosed form of proxy, a shareholder may authorize the proxies to vote his or her shares for the Nominees or may withhold from the proxies authority to vote his or her shares for one or more of the Nominees. If no contrary instructions are given, the proxies will vote FOR the Nominees. Each of the Nominees has consented to his or her nomination and has agreed to serve if elected. If, for any reason, any Nominee should not be available for election or able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute Nominee, if any, as each of the Fund's Trustees may designate. None of the Funds has any reason to believe that it will be necessary to designate a substitute Nominee.

Information Concerning Nominees

The following table sets forth each Nominee's principal occupation or employment during the past five years. With respect to the Nominees who currently serve as Trustees, the table also sets forth the date each of them became a Trustee of each applicable Trust (Trusts are referenced rather than Funds for ease of reference). Mr. Cameron is a Nominee for Active Bond Fund, Performers Fund,
Fundamental  Value Fund,  Global Bond Fund,  Balanced  Fund,  Core Equity  Fund,
Independence Growth Fund, Medium Cap Fund, Independence Value Fund, International Equity Fund, Multi-Sector Fund, Sovereign Balanced Fund, Sovereign Investors Fund and Technology Fund only. Each of the other Nominees are nominated for all of the Funds.


     Name, Age and                      Principal Occupation
     Position With                           or Employment                           First Became
      Each Trust                        During Last Five Years                         A Trustee
      ----------                        ----------------------                         ---------
Edward J. Boudreau, Jr.*                Chairman and Chief Executive                 Bond Trust: 1994
(age 51)                                Officer of the Adviser and The               California Trust: 1994
Chairman and Chief Executive            Berkeley Financial Group ("The               Current Interest Trust: 1994
Officer, Nominee                        Berkeley Group"); Chairman, John             Institutional Trust: 1994
                                        Hancock Advisers International Ltd.          Investment Trust: 1994
                                        ("Advisers International"), NM               Series, Inc.: 1994
                                        Capital Management, Inc. ("NM                Sovereign Investors, Inc.: 1991
                                        Capital"), Investor Services, First          Tax-Free Bond Trust: 1994
                                        Signature Bank and Trust Company             Technology Series, Inc.: 1991
                                        and Sovereign Asset Management
                                        Corporation ("SAMCorp"); Chairman,
                                        Chief Executive Officer and
                                        President, John Hancock Funds;
                                        Director, John Hancock Capital
                                        Corp., John Hancock Freedom
                                        Securities Corp. and New
                                        England/Canada Business Council;
                                        Member, Investment Company
                                        Institute Board of Governors;
                                        Director, Asia Strategic Growth
                                        Fund, Inc.; Trustee, Museum of
                                        Science; Vice Chairman and
                                        President, the Adviser (until July
                                        1992); Chairman, John Hancock
                                        Distributors, Inc. (until April
                                        1994); Trustee or Director and
                                        Chairman of 61 funds managed by the
                                        Adviser.

Thomas W.L. Cameron*                    Chairman and Director, Sovereign             Institutional Trust:  1994
(age 69)                                Advisers, Inc.; Senior Vice                  Sovereign Investors, Inc. 1980
Trustee, Nominee                        President, Interstate/Johnson Lane           Technology Series, Inc.: 1993
                                        Corp. (securities dealer); and
                                        Trustee or Director of 21 funds
                                        managed by the Adviser.

                                       6


     Name, Age and                      Principal Occupation
     Position With                           or Employment                           First Became
      Each Trust                        During Last Five Years                         A Trustee
      ----------                        ----------------------                         ---------

James F. Carlin                         Chairman and CEO, Carlin                     Bond Trust: 1994
(age 56)                                Consolidated, Inc.                           California Trust: 1994
Trustee, Nominee                        (management/investments); Director,          Current Interest Trust: 1994
                                        Arbella Mutual Insurance Company             Institutional Trust: 1994
                                        (insurance), Consolidated Group              Investment Trust: 1994
                                        Trust (insurance administration),            Series, Inc.: 1994
                                        Carlin Insurance Agency, Inc., West          Sovereign Investors, Inc.: 1992
                                        Insurance Agency, Inc. (until May,           Tax-Free Bond Trust: 1994
                                        1995) and Uno Restaurant Corp.;              Technology Series, Inc.: 1992
                                        Chairman, Massachusetts Board of
                                        Higher Education (since 1995);
                                        Receiver, the City of Chelsea
                                        (until August, 1992); and Trustee
                                        or Director of 33 funds managed by
                                        the Adviser.

William H. Cunningham                   Chancellor, University of Texas              Bond Trust: 1989
(age 52)                                System and former President of the           California Trust: 1989
Trustee, Nominee                        University of Texas, Austin, Texas;          Current Interest Trust: 1991
                                        Lee Hage and Joseph D Jamail Regents         Institutional Trust: 1995
                                        Chair for Free Enterprise; Director,         Investment Trust: 1986
                                        LaQuinta Motor Inns, Inc. (hotel             Series, Inc.: 1987
                                        management company); Director,               Tax-Free Bond Trust: 1989
                                        Jefferson-Pilot Corporation (diversified     Technology Series, Inc.: 1995
                                        life insurance company); LBJ Foundation
                                        Board (education foundation);
                                        Advisory Director, Texas Commerce
                                        Bank - Austin; and Trustee or
                                        Director of 31 funds managed by the
                                        Adviser.

Charles F. Fretz                        Retired; self employed; Former Vice          Bond Trust: 1995
(age 67)                                President and Director, Towers,              California Trust: 1995
Trustee, Nominee                        Perrin, Foster & Crosby, Inc.                Current Interest Trust: 1995
                                        (international management                    Institutional Trust: 1994
                                        consultants) (1952-1985); and                Investment Trust: 1995
                                        Trustee or Director of 33 funds              Series, Inc.: 1995
                                        managed by the Adviser.                      Sovereign Investors, Inc.: 1985
                                                                                     Tax-Free Bond Trust: 1995
                                                                                     Technology Series, Inc.: 1991

                                       7


     Name, Age and                      Principal Occupation
     Position With                           or Employment                           First Became
      Each Trust                        During Last Five Years                         A Trustee
      ----------                        ----------------------                         ---------
                                        Executive Vice President,                    Bond Trust: 1995
Harold R. Hiser, Jr.                    Schering-Plough Corporation                  California Trust: 1995
(age 64)                                (pharmaceuticals) (retired 1996);            Current Interest Trust: 1995
Trustee, Nominee                        Director, ReCapital Corporation              Institutional Trust: 1994
                                        (reinsurance) (until 1995); and              Investment Trust: 1995
                                        Trustee or Director of 33 funds              Series, Inc.: 1995
                                        managed by the Adviser.                      Sovereign Investors, Inc.: 1992
                                                                                     Tax-Free Bond Trust: 1995
                                                                                     Technology Series, Inc.: 1992

Anne C. Hodsdon*                        President and Chief Operating                Bond Trust: 1996
(age 42)                                Officer, the Adviser; Director,              California Trust: 1996
President, (Executive Vice              Advisers International; Executive            Current Interest Trust: 1996
President of Technology                 Vice President, the Adviser (until           Institutional Trust: 1996
Series, Inc.), Trustee,                 December 1994); Senior Vice                  Investment Trust: 1996
Nominee                                 President, the Adviser (until                Series, Inc.: 1996
                                        December 1993); Vice President, the          Tax-Free Bond Trust: 1996
                                        Adviser (until 1991); Trustee or             Technology Series, Inc.: 1996
                                        Director of 56 funds managed by the
                                        Adviser.

Charles L. Ladner                       Director, Energy North, Inc.                 Bond Trust: 1994
(age 58)                                (public utility holding company)             California Trust: 1994
Trustee, Nominee                        (until 1992); Senior Vice                    Current Interest Trust: 1994
                                        President and Chief Financial Officer        Institutional Trust: 1994
                                        of UGI Corp. Holding Company, Public         Investment Trust: 1994
                                        Utilities, LPGAS; and Trustee or             Series, Inc.: 1994
                                        Director of 33 funds managed by the          Sovereign Investors, Inc.: 1979
                                        Adviser.                                     Tax-Free Bond Trust: 1994
                                                                                     Technology Series, Inc.: 1991

                                       8


     Name, Age and                      Principal Occupation
     Position With                           or Employment                           First Became
      Each Trust                        During Last Five Years                         A Trustee
      ----------                        ----------------------                         ---------

Leo E. Linbeck, Jr.                     Chairman, President, Chief                   Bond Trust: 1989
(age 61)                                Executive Officer and Director,              California Trust: 1989
Trustee, Nominee                        Linbeck Corporation (a holding               Current Interest Trust: 1991
                                        company engaged in various phases            Institutional Trust: 1995
                                        of the construction industry and             Investment Trust: 1984
                                        warehousing interests); Former               Series, Inc.: 1987
                                        Chairman, Federal Reserve Bank of            Tax-Free Bond Trust: 1994
                                        Dallas (1992, 1993); Chairman of the         Technology Series, Inc.: 1995
                                        Board and Chief Executive Officer,
                                        Linbeck Construction Corporation;
                                        Director, PanEnergy Eastern Corporation
                                        (a diversified energy company), Daniel
                                        Industries, Inc. (manufacturer of gas
                                        measuring products and energy related
                                        equipment), GeoQuest International
                                        Holdings, Inc. (a geophysical
                                        consulting firm) (1980-1993); Director,
                                        Greater Houston Partnership; and Trustee
                                        or Director of 31 funds managed by the
                                        Adviser.


Patricia P. McCarter                    Director and Secretary, The                  Bond Trust: 1994
(age 68)                                McCarter Corp. (machine                      California Trust: 1994
Trustee, Nominee                        manufacturer); and Trustee or                Current Interest Trust: 1994
                                        Director of 33 funds managed by the          Institutional Trust: 1994
                                        Adviser.                                     Investment Trust: 1994
                                                                                     Series, Inc.: 1994
                                                                                     Sovereign Investors, Inc.: 1979
                                                                                     Tax-Free Bond Trust: 1994
                                                                                     Technology Series, Inc.: 1991

Steven R. Pruchansky                    Director and President, Mast                 Bond Trust: 1994
(age 51)                                Holdings, Inc. (since 1991);                 California Trust: 1994
Trustee, Nominee                        Director, First Signature Bank &             Current Interest Trust: 1994
                                        Trust Company (until August 1991);           Institutional Trust: 1994
                                        Director, Mast Realty Trust                  Investment Trust: 1994
                                        (1982-1994); President, Maxwell              Series, Inc.: 1994
                                        Building Corp. (until 1991); and             Sovereign Investors, Inc.: 1991
                                        Trustee or Director of 33 funds              Tax-Free Bond Trust: 1994
                                        managed by the Adviser.                      Technology Series, Inc.: 1991

                                       9


     Name, Age and                      Principal Occupation
     Position With                           or Employment                           First Became
      Each Trust                        During Last Five Years                         A Trustee
      ----------                        ----------------------                         ---------

Richard S. Scipione*                    General Counsel, John Hancock                Bond Trust: 1996
(age 58)                                Mutual Life Insurance Company;               California Trust: 1996
Trustee, Nominee                        Director, the Adviser, John Hancock          Current Interest Trust: 1996
                                        Funds, Investor Services, John               Institutional Trust: 1994
                                        Hancock Distributors, Inc., John             Investment Trust: 1996
                                        Hancock Subsidiaries, Inc., John             Series, Inc.: 1996
                                        Hancock Property and Casualty                Tax-Free Bond Trust: 1996
                                        Insurance and its affiliates (until
                                        November 1993), SAMCorp and NM
                                        Capital; Trustee, The Berkeley
                                        Group; Director, JH Networking
                                        Insurance Agency, Inc.; and Trustee
                                        or Director of 44 funds managed by
                                        the Adviser.

Norman H. Smith                         Lieutenant General, USMC, Deputy             Bond Trust: 1994
(age 63)                                Chief of Staff for Manpower and              California Trust: 1994
Trustee, Nominee                        Reserve Affairs, Headquarters                Current Interest Trust: 1994
                                        Marine Corps; Commanding General             Institutional Trust: 1994
                                        III Marine Expeditionary Force/3rd           Investment Trust: 1994
                                        Marine Division (retired 1991); and          Series, Inc.: 1994
                                        Trustee or Director of 33 funds              Sovereign Investors, Inc.: 1991
                                        managed by the Adviser.                      Tax-Free Bond Trust: 1994
                                                                                     Technology Series, Inc.: 1991

                                       10


     Name, Age and                      Principal Occupation
     Position With                           or Employment                           First Became
      Each Trust                        During Last Five Years                         A Trustee
      ----------                        ----------------------                         ---------
John P. Toolan                          Director, The Smith Barney Muni              Bond Trust: 1994
(age 65)                                Bond Funds, The Smith Barney                 California Trust: 1994
Trustee, Nominee                        Tax-Free Money Fund, Inc., Vantage           Current Interest Trust: 1994
                                        Money Market Funds (mutual funds),           Institutional Trust: 1994
                                        The Inefficient-Market Fund, Inc.            Investment Trust: 1994
                                        (closed-end investment company) and          Series, Inc.: 1994
                                        Smith Barney Trust Company of                Sovereign Investors, Inc.: 1992
                                        Florida; Chairman, Smith Barney              Tax-Free Bond Trust: 1994
                                        Trust Company (retired 1991);                Technology Series, Inc.: 1990
                                        Director, Smith Barney, Inc.,
                                        Mutual Management Company and
                                        Smith, Barney Advisers, Inc.
                                        (investment advisers) (retired
                                        1991); Senior Executive Vice
                                        President, Director and member of
                                        the Executive Committee, Smith
                                        Barney, Harris Upham & Co.,
                                        Incorporated (investment bankers)
                                        (until 1991); and Trustee or
                                        Director of 33 funds managed by the
                                        Adviser.

----------
* "Interested person," as defined in the 1940 Act, of the Funds or the Adviser.

The number of shares of beneficial interest of each class of the Funds beneficially owned by each of the Nominees, directly or indirectly, as of April 22, 1996, is set forth in Appendix C hereto.

The Board of Trustees of the California Fund held five, and the Board of Trustees of each other Fund held four, meetings during the last completed fiscal year of each Fund. With respect to each Fund, no Trustee (with the exception of Mr. Scipione) attended fewer than 75% of the aggregate of (1) the total number of meetings of the Trustees of each Fund; and (2) the total number of meetings held by all committees of the Trustees on which he or she served.

Each Fund has an Audit Committee of the Trustees. The Committee members for each of the Funds except for Sovereign Balanced Fund and Sovereign Investors Fund are: Messrs. Carlin, Cunningham, Fretz, Hiser, Ladner, Linbeck, Pruchansky, Smith and Toolan and Ms. McCarter. The Committee members for Sovereign Balanced Fund and Sovereign Investors Fund are each of the foregoing except for Messrs. Cunningham and Linbeck. Each of the members of each Audit Committee is an

Independent Trustee. The Audit Committee of each Fund held four meetings during the last completed fiscal year of each Fund.

The functions performed by the Audit Committee of each Fund are to recommend annually to the Trustees a firm of independent certified public accountants to audit the books and records of each Fund for the ensuing year; to monitor that firm's performance; to review with the firm the scope and results of each audit and determine the need, if any, to extend audit procedures; to confer with the firm and representatives of each Fund on matters concerning each of the Fund's financial statements and reports, including the appropriateness of their accounting practices and of their internal controls and procedures; to evaluate the independence of the firm; to review procedures to safeguard portfolio securities; to approve the purchase by each Fund from the firm of all non-audit services; to review all fees paid to the firm; to recommend to the Trustees, at the request of the Fund's officers or Trustees, a resolution of any potential or actual conflict of interest, and to facilitate communication between the firm and each Fund's officers and Trustees.

Each Fund has a Special Nominating Committee of the Trustees known as the Administration Committee. The Committee members for each of the Funds except for Sovereign Balanced Fund and Sovereign Investors Fund are: Messrs. Carlin, Cunningham, Fretz, Hiser, Ladner, Linbeck, Pruchansky, Smith and Toolan and Ms. McCarter. The Committee members for Sovereign Balanced Fund and Sovereign Investors Fund are each of the foregoing except for Messrs. Cunningham and Linbeck. All of the members of each Administration Committee are Independent Trustees. The Administration Committee of each Fund held four meetings during the last completed fiscal year of each Fund.

Included among the functions of the Administration Committee of each Fund is the selection and nomination for appointment and election of candidates to serve as Trustees who are not "interested persons," as defined in the 1940 Act. Each Administration Committee also coordinates with Trustees who are interested persons in the selection and election of Fund officers. Each Committee will consider nominees recommended by shareholders to serve as Trustees provided that the shareholders submit such recommendations in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934.

Executive Officers

Except for the Chairman and President (Mr. Boudreau and Ms. Hodsdon, respectively), the table below lists the executive officers of each Fund. The table also lists the date on which each officer became an officer of the applicable Trust (Trusts are referenced rather than Funds for ease of reference). Information about Mr. Boudreau and Ms. Hodsdon is provided under "Information Concerning Nominees."


Name, Age and Position                  Principal Occupation During
With Each Trust                         The Past Five Years                          First Became an Officer
---------------                         -------------------                          -----------------------
Robert G. Freedman                      Vice Chairman and Chief Investment           Bond Trust: 1994
(age 57)                                Officer, the Adviser and each of             California Trust: 1994
Vice Chairman and Chief                 the John Hancock funds; President,           Current Interest Trust: 1994
Investment Officer                      the Adviser (until 1994); Director,          Institutional Trust: 1994
                                        the Adviser, Advisers                        Investment Trust: 1994
                                        International, John Hancock Funds,           Series, Inc.: 1994
                                        Investor Services, SAMCorp and NM            Sovereign Investors, Inc.: 1991
                                        Capital; Senior Vice President, The          Tax-Free Bond Trust: 1994
                                        Berkeley Group.                              Technology Series, Inc.: 1991

James B. Little                         Senior Vice President, the Adviser,          Bond Trust: 1994
(age 61)                                John Hancock Funds, and Investor             California Trust: 1994
Senior Vice President                   Services; Senior Vice President and          Current Interest Trust: 1994
and Chief Financial Officer             Chief Financial Officer, each of the         Institutional Trust: 1994
                                        John Hancock funds.                          Investment Trust: 1994
                                                                                     Series, Inc.: 1994
                                                                                     Sovereign Investors, Inc.: 1991
                                                                                     Tax-Free Bond Trust: 1994
                                                                                     Technology Series, Inc.: 1991

Thomas H. Drohan                        Senior Vice President and                    Bond Trust: 1994
(age 59)                                Secretary, the Adviser, The                  California Trust: 1994
Senior Vice President                   Berkeley Group and each of the John          Current Interest Trust: 1994
and Secretary                           Hancock funds; Senior Vice                   Institutional Trust: 1994
                                        President, John Hancock                      Investment Trust: 1994
                                        Distributors (until 1994), Investor          Series, Inc.: 1994
                                        Services and John Hancock Funds;             Sovereign Investors, Inc.: 1991
                                        Director, Advisers International;            Tax-Free Bond Trust: 1994
                                        Secretary, NM Capital.                       Technology Series, Inc.: 1991

John A. Morin                           Vice President, the Adviser,                 Bond Trust: 1994
(age 45)                                Investor Services, John Hancock              California Trust: 1994
Vice President                          Funds and each of the Joh Hancock            Current Interest Trust: 1994
                                        funds; Compliance Officer, certain           Institutional Trust: 1994
                                        John Hancock funds; Counsel, John            Investment Trust: 1994
                                        Hancock Mutual Life Insurance                Series, Inc.: 1994
                                        Company (until 1996); Vice                   Sovereign Investors, Inc.: 1991
                                        President and Assistant Secretary,           Tax-Free Bond Trust: 1994
                                        The Berkeley Group.                          Technology Series, Inc.: 1991

                                       13

Name, Age and Position                  Principal Occupation During
With Each Trust                         The Past Five Years                          First Became an Officer
---------------                         -------------------                          -----------------------

Susan S. Newton                         Vice President and Assistant                 Bond Trust: 1994
(age 46)                                Secretary, the Adviser; Vice                 California Trust: 1994
Vice President,                         President, Assistant Secretary and           Current Interest Trust: 1994
Assistant Secretary                     Compliance Officer, certain John             Institutional Trust: 1994
and Compliance Officer                  Hancock funds; Vice President and            Investment Trust: 1994
                                        Secretary, John Hancock                      Series, Inc.: 1994
                                        Distributors (until 1994), John              Sovereign Investors, Inc.: 1991
                                        Hancock Funds and Investor                   Tax-Free Bond Trust: 1994
                                        Services; Secretary, SAMCorp; Vice           Technology Series, Inc.: 1991
                                        President, The Berkeley Group.

James J. Stokowski                      Vice President, the Adviser; Vice            Bond Trust: 1994
(age 49)                                President and Treasurer, each of             California Trust: 1994
Vice President and Treasurer            the John Hancock funds.                      Current Interest Trust: 1994
                                                                                     Institutional Trust: 1994
                                                                                     Investment Trust: 1994
                                                                                     Series, Inc.: 1994
                                                                                     Sovereign Investors, Inc.: 1991
                                                                                     Tax-Free Bond Trust: 1994
                                                                                     Technology Series, Inc.: 1991

Barry J. Gordon                         President and Chairman of the Board          Technology Series, Inc.: 1981
(age 50)                                of American Fund Advisers, Inc.
President, Technology Series,           (subadviser to Technology Fund);
Inc.                                    Chairman of the Board and
                                        President of National Value Fund,
                                        Inc. (until 1992); Chairman of the
                                        Board and Chief Executive Officer
                                        (since 1990) of Baseball Entrepreneurs,
                                        Inc. and (from 1991 until 1992) of
                                        Hamilton Baseball Associates, Inc.
                                        (baseball club ownership); Chairman of
                                        the Board and Chief Executive Officer
                                        of Minor League Sports Enterprises, Inc.
                                        (baseball club ownership) (since 1992);
                                        Director of Hain Food Group (food
                                        products) (since 1993); Director of
                                        Sports Heroes, Inc. (sports memorabilia)
                                        (since 1989); Director of Winfield
                                        Capital Corp. (SBIC) (since 1995); and
                                        Chairman of the Board of ACOL Acquisition
                                        Corp. (baseball club ownership) (since
                                        1994).

                                       14

Remuneration of Officers and Trustees

The following tables provide information regarding the compensation paid by each Fund and the other investment companies in the John Hancock fund complex to the current Independent Trustees for their services for the last completed fiscal year of each Fund. Mr. Boudreau, Ms. Hodsdon, Mr. Cameron and Mr. Scipione and each of the officers of the Funds are interested persons of the Adviser. They are compensated by the Adviser or affiliates and receive no compensation from the Funds for their services.


                      Aggregate Compensation From Each Fund
                        For Each Fund's Last Fiscal Year


      Fund                                                    Independent Trustee
      ----                                                    -------------------

                                 James F.    William H.   Charles F.   Jack P.  Harold R.    Charles L.
                                  Carlin     Cunningham+    Fretz      Gould*   Hiser, Jr.+    Ladner
                                  ------     ----------     -----      ------   ----------     ------
Intermediate Government Fund     $  207      $ 1,840      $    0      $   0      $    0        $  224
California Fund                   2,967        7,336         460          0         244         3,657
U.S. Cash Reserve Fund              803        3,837           0          0           0           873
Active Bond Fund                      0            0           0          0           0             0
Performers Fund                       0            0           0          0           0             0
Fundamental Value Fund                0            0           0          0           0             0
Global Bond Fund                      0            0           0          0           0             0
Balanced Fund                        46           62          46          0          46            46
Core Equity Fund                  1,552          122       1,530          0       1,439         1,530
Independence Growth Fund              0            0           0          0           0             0
Medium Cap Fund                      31           42          31          0          31            31
Independence Value Fund               0            0           0          0           0             0
International Equity Fund             0            0           0          0           0             0
Multi-Sector Fund                     0            0           0          0           0             0
Growth and Income Fund            1,718        2,868           0          0           0         2,045
Emerging Growth Fund              3,279        8,672         354          0         353         4,224
Global Resources Fund               305          967          23          0          18           375
Government Income Fund            1,854        5,202         149          0         442         2,357
High Yield Bond Fund              1,314        3,930         124          0         131         1,695
High Yield Tax-Free Fund          1,313        3,175           0          0         107         1,671
Money Market Fund                   346        1,098          29          0          48           454
Sovereign Balanced Fund           1,777            0       2,568          0       2,851         1,510
Sovereign Investors Fund         15,878            0      22,758          0      25,266        13,422
Tax-Free Bond Fund                1,588        4,421         245          0         122         1,984
Technology Fund                   1,029          340       1,306      5,300       1,497           834
Total Compensation** From
  Other Funds in the John
  Hancock Fund Complex          $60,700      $69,700     $56,200     $9,800     $60,200       $60,700


                                       15

                                  Leo E.    Patricia P.  Steven R.  Norman H.    John P.
                              Linbeck, Jr.   McCarter   Pruchansky   Smith       Toolan+      Total
                              ------------   --------   ----------   -----       ------       -----

Intermediate Government Fund     $2,940       $  224      $  234    $   234     $   224      $  6,127
California Fund                   7,586        3,657       3,771      3,771       3,657        37,106
U.S. Cash Reserve Fund            4,516          880         909        909         873        13,600
Active Bond Fund                      0            0           0          0           0             0
Performers Fund                       0            0           0          0           0             0
Fundamental Value Fund                0            0           0          0           0             0
Global Bond Fund                      0            0           0          0           0             0
Balanced Fund                        62           46          46         46          46           492
Core Equity Fund                  2,044        1,530       1,531      1,531       1,530        14,339
Independence Growth Fund              0            0           0          0           0             0
Medium Cap Fund                      42           31          31         32          31           333
Independence Value Fund               0            0           0          0           0             0
International Equity Fund             0            0           0          0           0             0
Multi-Sector Fund                     0            0           0          0           0             0
Growth and Income Fund            3,518        2,045       2,122      2,122       2,045        18,483
Emerging Growth Fund              8,922        4,224       4,371      4,371       3,279        42,049
Global Resources Fund             1,216          375         390        375         304         4,348
Government Income Fund            5,452        2,357       2,441      2,441       1,854        24,549
High Yield Bond Fund              4,180        1,695       1,755      1,755       1,314        17,893
High Yield Tax-Free Fund          4,145        1,671       1,730      1,730       1,298        16,840
Money Market Fund                 1,348          454         470        470         346         5,063
Sovereign Balanced Fund               0        1,510       1,560      1,560       1,510        14,846
Sovereign Investors Fund          4,671       13,422      13,865     13,865      13,422       136,569
Tax-Free Bond Fund                4,671        1,984       2,050      2,050       1,984        21,099
Technology Fund                     334          834         877        856         855        14,062
Total Compensation** From
  Other Funds in the John
  Hancock Fund Complex          $73,200      $60,700     $62,700    $62,700     $60,700      $637,300


-------------
* Mr. Gould retired from the Board of Trustees of Technology Fund on March 26, 1996. He does not serve on the Board of any other Fund.

** Total compensation from each Fund and other John Hancock funds is as of December 31, 1995. As of this date there were sixty-one funds in the John Hancock fund complex. Messrs. Carlin, Hiser, Ladner, Pruchansky, Smith, Fretz, Toolan and Ms. McCarter served on the boards of 33 of the funds. Messrs. Cunningham and Linbeck served on the boards of 31 of the funds.

+ As of December 31, 1995 the value of the aggregate accrued deferred compensation from all Funds in the John Hancock fund complex for Mr. Cunningham was $54,413, for Mr. Hiser was $31,324, and for Mr. Toolan was $71,437 under the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan").




Under the Plan, the Independent Trustees may elect to defer the receipt of all or a portion of their Trustees' fees payable by each fund in the John Hancock fund complex. The value of an Independent Trustee's Plan account is determined by a hypothetical investment of the deferred Trustees' fees in certain John Hancock funds selected by the Independent Trustee from a list of designated funds. The Independent Trustees do not beneficially own shares of any John Hancock fund under the Plan and a fund's obligation to make payments of amounts deferred under the Plan is an unsecured liability, payable solely from that fund's general assets. If the value of the Independent Trustees' Plan accounts in all the John Hancock funds were actually received and invested on December 31, 1995 by the Independent Trustees in shares of the John Hancock funds against which the Plan accounts are valued, the Independent Trustees participating in the Plan would own shares of the John Hancock funds as set forth below:


                    Shares Assuming Hypothetical Investment
                           of Deferred Trustees' Fees


                             Sovereign                                   Sovereign       Special       Special
                               Bond         Growth     International     Investors     Opportunities    Value
Independent Trustees           Fund          Fund          Fund             Fund            Fund         Fund
-------------------            ----          ----          ----             ----            ----         ----
James F. Carlin                   --           --             --              --              --           --
William H. Cunningham             --          570          1,191             625           1,152          995
Charles F. Fretz                  --           --             --              --              --           --
Jack P. Gould                     --           --             --              --              --           --
Harold R. Hiser, Jr.              --          748             --             827           3,026           --
Charles L. Ladner                 --           --             --              --              --           --
Leo E. Linbeck, Jr.               --           --             --              --              --           --
Patricia P. McCarter              --           --             --              --              --           --
Steven R. Pruchansky              --           --             --              --              --           --
Norman H. Smith                   --           --             --              --              --           --
John P. Toolan                 2,712           --             --           1,661              --           --

Trustees' Recommendation

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF THE FUNDS ELECT EACH OF THE NOMINEES TO SERVE AS A TRUSTEE.

Required Vote

Because your Fund is part of an overriding Trust, your vote will be counted on a Trust-wide basis. Shareholders of each Fund which is a series of a Trust vote together with each other Fund that is a series of the same Trust on the election of Trustees for their Trust. Shareholders of Funds which are series of different Trusts vote separately. Election of each Nominee of a Trust requires a plurality of votes of the shareholders of the entire Trust present at meetings of the shareholders, provided that there is a quorum.

                    PROPOSALS 2(a), 2(b), 2(c), 2(d) and 2(e)
                         TO APPROVE AMENDED AND RESTATED
                              DECLARATIONS OF TRUST

               (For shareholders of Intermediate Government Fund,
           California Fund, U.S. Cash Reserve Fund, Growth and Income
              Fund and Tax-Free Bond Fund, each voting separately)

General

The Declarations of Trust (collectively, the "Current Declarations") of Intermediate Government Fund, California Fund, U.S. Cash Reserve Fund, Growth and Income Fund and Tax-Free Bond Fund have not changed significantly since they were either adopted or last amended and restated. The Current Declarations are proposed to be amended and restated (as amended and restated, the "Amended Declarations") to provide the Trustees of each Fund with greater flexibility to manage their respective Funds and to take advantage of potential investment opportunities.

This enhanced flexibility may result in the more efficient operation of the Funds and lower costs. In addition, the Amended Declarations contain more modern provisions then the Current Declarations. The Amended Declarations also substantially conform to the governing documents of other funds in the John Hancock fund complex.

The Amended Declarations, each of which is substantially in the form attached to this Proxy Statement as Exhibit A, will become effective on July 1, 1996, if approved by the shareholders.

The description of the Amended Declaration of each Fund is qualified in its entirety by the full text of the proposed Amended Declaration set forth as Exhibit A to this Proxy Statement.

Material   Differences   Between  the  Current   Declarations  and  the  Amended
Declarations

Each Current Declaration is substantially similar to the other Current Declarations. The Amended Declarations would be substantially identical to each other. Set forth below is a description of the material differences among the Current Declarations and the Amended Declarations.

Current Declarations                              Amended Declarations
--------------------                              --------------------
(i)    The number of Trustees shall be            (i)   The number of Trustees shall be
       such number as shall be fixed from               such number as shall be fixed from
       time to time by the Trustees, but                time by the Trustees, but shall not
       shall not be less than three or                  be less than one.
       more than fifteen.

                                       18


(ii)   A Fund may involuntarily                   (ii)  A Fund may involuntarily
       redeem shares if a shareholder                   redeem shares if a minimum amount,
       account does not have a value of at              as established by the Trustees, is
       least $100 or such lesser amount as              not maintained in an account.
       the Trustees may determine.

(iii)  Shareholder approval may be                (iii) Funds may enter into
       required for a Fund to enter into                administration agreements without
       administration agreements.                       shareholder approval.


(iv)   No comparable provision.                   (iv)  Shareholders of a Fund holding
                                                        10% of the Fund's outstanding
                                                        shares may call a special
                                                        shareholder meeting.

(v)    A Fund will terminate either               (v)   A Fund will terminate either
       upon (a) a vote of shareholders                  upon (a) a vote of shareholders
       holding a majority of the Fund's                 holding two-thirds of the Fund's
       shares present at a meeting, (b) a               outstanding shares present at a
       written instrument without a                     meeting, (b) by a written
       meeting signed by a majority of                  instrument, without a meeting,
       Trustees and consented to by                     consented to by the holders of two-
       holders of a majority of all                     thirds of the Fund's outstanding
       outstanding shares of the Fund, or               shares, provided that if such
       (c) by the Trustees by written                   termination is recommended by the
       notice to the shareholders.                      Trustees, a 1940 Act Majority
                                                        Shareholder Vote (as defined below)
                                                        or a written consent of the same
                                                        proportion of shareholders shall be
                                                        sufficient authorization, or (c) by
                                                        written notice to the shareholders
                                                        signed by a majority of Trustees of
                                                        the Fund.

                                       19


Current Declarations                              Amended Declarations
--------------------                              --------------------

(vi)   A Fund's Current Declaration               (vi)  The Amended Declaration of a
       may be amended by a vote of                      Fund may be amended by a 1940 Act
       shareholders holding a majority of               Majority Shareholder Vote or by a
       the Fund's shares present at a                   written instrument without a
       meeting. Trustees may amend their                meeting signed by a majority of
       Fund's Current Declaration without               Trustees and consented to by the
       a shareholder vote to, among other               holders of a 1940 Act Majority (as
       things, change the name of the Fund              defined below) of shares. A Fund's
       or conform the Declaration to                    Amended Declaration may also be
       requirements of the law. No                      amended by a majority vote of Trustees
       amendments that change certain                   without approval or consent of
       shareholder rights, such as voting               shareholders of the Fund, except that
       rights, or that impair the shareholders'         no amendment may impair voting or
       exemption from personal liability,               other rights of shareholders
       may be made without a shareholder                prescribed by law, or impair the
       vote or consent.                                 exemption from personal liability
                                                        of shareholders, Trustees,
                                                        officers, employees or agents of
                                                        the Fund or permit assessments upon
                                                        shareholders.

(vii)  A Fund may merge, consolidate              (vii) A Fund may merge,
       or sell all or substantially all of              consolidate, or sell all or
       its assets upon a vote of                        substantially all of its assets
       shareholders holding a majority of               upon either (a) a vote of
       the Fund's shares present at a                   shareholders holding two-thirds of
       meeting.                                         the Fund's outstanding shares
                                                        present at a meeting (b) the
                                                        written consent of shareholders
                                                        holding two-thirds of the Fund's
                                                        outstanding shares, provided that
                                                        if such merger or consolidation is
                                                        recommended by the Trustees, a 1940
                                                        Act Majority Shareholder Vote or
                                                        written consent of the same
                                                        proportion of shareholders shall be
                                                        sufficient authorization.

                                       20


Current Declarations                              Amended Declarations
--------------------                              --------------------

(viii) Upon a vote of shareholders                (viii) A Fund may establish another
       holding a majority of the Fund's                  entity to take over the Fund's
       shares present at a meeting, the                  business without prior shareholder
       Trustees of a Fund may establish                  approval.
       another entity to take over the
       Fund's business.

(ix)   No comparable provision.                   (ix)   In the event of a negative net
                                                         income the Trustees of a Fund may,
                                                         among other things, offset each
                                                         shareholder's pro rata amount of
                                                         such negative amount from the
                                                         accrued dividend account of each
                                                         shareholder or reduce the number of
                                                         outstanding shares in each
                                                         shareholder account.

(x)    Each whole share of a Fund                 (x)    As determined by the Trustees,
       shall be entitled to one vote as to               without shareholder vote or
       any matter on which it is entitled                consent, on any voting matter,
       to vote and fractional shares shall               either each whole share of a Fund
       be entitled to a proportional vote.               is entitled to one vote and
                                                         fractional shares to a proportional
                                                         vote or each dollar of net asset
                                                         value of the Fund is entitled to
                                                         one vote and fractional dollars to
                                                         a proportional vote.

In addition to the material differences described above, there are other substantive and stylistic differences between the Amended Declarations and the Current Declarations. You are urged to review the form of Amended Declaration attached to this Proxy Statement as Exhibit A.

A "1940 Act Majority Shareholder Vote" of a Fund shall mean the lesser of (i) 67% or more of the shares of the Fund represented at a meeting if at least 50% of all outstanding shares of the Fund are represented at the meeting or (ii) more than 50% of the outstanding shares of the Fund entitled to vote at the meeting. A "1940 Act Majority" shall mean the same proportion of shareholders as for a 1940 Act Majority Shareholder Vote.

Trustees' Evaluation and Recommendation

At a meeting of the Trustees of each Fund held on March 26, 1996, the Trustees, including the Independent Trustees of each Fund approved, and voted to recommend to shareholders that they approve, a proposal to amend and restate their respective Current Declarations. In taking this action and making this recommendation, the Trustees considered the likelihood that the Amended Declarations will result in more efficient and economical operation of the Funds by giving the Trustees more flexibility to manage the Funds and adapt their respective Declarations to changes in applicable law, industry developments and other changes. This greater flexibility should reduce the need for costly and time-consuming proxy solicitations and shareholders' meetings.

Except as described in this Proxy Statement, approval of the Amended Declarations will not result in changes in the Trustees, officers, investment programs and services or any operations and services of the Trusts or their respective Funds that are described in the Funds' current Prospectuses.

If the proposed changes are not approved by the shareholders, each Current Declaration will continue in its existing form. Alternatively, the Trustees may consider submitting to shareholders at a future meeting other proposals to amend and restate the Current Declarations.

THE TRUSTEES RECOMMEND THAT SHAREHOLDERS OF EACH FUND APPROVE THE AMENDMENT AND RESTATEMENT OF THEIR RESPECTIVE CURRENT DECLARATION AND ADOPT THE AMENDED DECLARATION FOR THEIR FUND.

Vote Required

Approval of Proposals 2(a), 2(b), 2(c), 2(d) and 2(e) requires an affirmative vote of shareholders holding a majority of outstanding shares present at the Meeting of each of Intermediate Government Fund, California Fund, U.S. Cash Reserve Fund, Growth and Income Fund and Tax-Free Bond Fund, respectively, provided in each case that a quorum is present.

           PROPOSALS 3(a), 3(b), 3(c), 3(d), 3(e), 3(f), 3(g) and 3(h)

                TO APPROVE AGREEMENTS AND PLANS OF REORGANIZATION

(For shareholders of Emerging Growth Fund, Government Income Fund, High Yield Bond Fund, High Yield Tax-Free Fund, Money Market Fund, Sovereign Balanced Fund, Sovereign Investors Fund and Technology Fund, each voting separately)

The Trustees of Series, Inc., Sovereign Investors, Inc. and Technology Series, Inc. (for purposes of this Proposal, the "Corporations") have approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Reorganization Agreement") for each of their respective Funds in the form attached to this Proxy Statement as Exhibit B. Each Fund's Reorganization Agreement will provide for the reorganization of the Fund (collectively, the "Reorganizations") as a new fund of a different trust in the John Hancock fund complex. If approved, the result of the Reorganizations will be as follows:

                                                                 New Trusts (the
                                                           "Successor Trusts") and
         Funds                Corporations                  Dates of Organization
         -----                ------------                  ---------------------
Emerging Growth Fund          Series, Inc.                  John Hancock Series Trust
                                                            (the "Series Trust") 12/2/96

Government Income Fund        Series, Inc.                  Bond Trust 12/12/84

High Yield Bond Fund          Series, Inc.                  Bond Trust

High Yield Tax-Free Fund      Series, Inc.                  Tax-Free Bond Trust 11/9/89

Money Market Fund             Series, Inc.                  Current Interest Trust 10/3/91

Sovereign Balanced Fund       Sovereign Investors, Inc.     Investment Trust 12/12/84

Sovereign Investors Fund      Sovereign Investors, Inc.     Investment Trust

Technology Fund               Technology Series, Inc.       Series Trust

Each of the Corporations and the Successor Trusts is or will be a registered, open-end management investment company. Each of the Corporations is organized as a Maryland corporation and each of the Successor Trusts is or will be organized as a Massachusetts business trust. Each of the Successor Trusts currently has or will have other existing series (the "Existing Funds").

Except for reorganizing each Fund as a series fund of a Successor Trust, the Reorganizations will not result in any changes in the investment policies or operations of the Funds.

                     PURPOSE OF THE PROPOSED REORGANIZATIONS

The purpose of each Reorganization is to increase administrative efficiency in the operation of each Fund, to reduce the operating expenses of each Fund by achieving additional economies of scale and to improve each Fund's operational flexibility. Specifically, it is anticipated that each Fund will incur slightly lower registration, printing, administrative, legal and accounting expenses if the Fund is organized as a series of its Successor Trust and adopts the same fiscal year as the Existing Funds of its Successor Trust. The number of filings with the Securities and Exchange Commission will be reduced due to the fact that Funds with the same fiscal year ends will be organized as series of the same Successor Trusts. In addition each Successor Trust will have additional opportunities to consolidate the prospectuses of the Funds and its Existing Funds, which consolidation should reduce expenses. Over time, these savings should have a positive effect on each Fund's total return. In addition, each Fund will be governed by the more flexible Massachusetts business trust law rather than Maryland corporate law.


The Adviser serves as the investment adviser to each Fund and to each of the Existing Funds. Each Fund is currently responsible for all expenses it incurs that are not expressly stated to be payable by the Adviser under its investment management contract. Expenses for which each Fund is responsible include, without limitation, fees and expenses of its custodian and transfer agent; fees and expenses of registering shares; taxes and governmental fees assessed against the Fund's assets; preparing and mailing dividends, reports, notices and proxy materials to shareholders of the Fund; fees of its Independent Trustees; and legal, accounting and auditing fees.

Each Fund is currently a series of one of the Corporations. As a result of the Reorganizations, they will each become series of a Successor Trust. The Corporations are organized as Maryland corporations while the Successor Trusts are organized as Massachusetts business trusts. The Corporations are subject to more restrictive statutory provisions than the Successor Trusts. The material differences with respect to governance of the Corporations and the Successor Trusts are summarized below.

The Trustees have determined that the expense reductions and improved operational flexibility resulting from the Reorganizations would benefit the shareholders of each Fund. Expense reductions will be attributable to, among other things, lower annual state registration fees and lower filing, printing and related administrative costs. It is also expected that each Reorganization may result in slightly lower annual legal and accounting expenses.

Based on the anticipated increase in administrative efficiency, reductions in expenses and improved operational flexibility for each Fund, the Trustees have determined that each proposed Reorganization would be in the best interest of the Funds and the Funds' shareholders. The Trustees believe that it is in the Funds' interest to reduce gross annual operating expense ratios to the lowest possible level. The Trustees believe that it is generally beneficial to the Funds to improve the efficiency, reduce the annual cost and improve the flexibility of the Funds' operations and that each Fund will ultimately benefit from its Reorganization.

               SUMMARY OF THE AGREEMENT AND PLAN OF REORGANIZATION
                                  FOR EACH FUND

The following discussion summarizes certain terms of each Reorganization Agreement. The Reorganization Agreement for each Fund is substantially identical. This summary of the Reorganization Agreements is qualified in its entirety by the provisions of the form of Reorganization Agreement attached to this Proxy Statement as Exhibit B.

Assuming that each Reorganization is approved by shareholders of each Fund, it is currently contemplated that the closing date of the Reorganizations for Government Income Fund and High Yield Bond Fund will be August 30, 1996; for
High Yield Tax-Free Fund and Money Market Fund will be September 30, 1996; and for Emerging Growth Fund, Sovereign Investors Fund, Sovereign Balanced Fund and Technology Fund will be December 2, 1996 (collectively, the "Closing Dates"). On its Closing Date, each Fund will transfer all of its assets to its corresponding new fund (the "Successor Fund") in exchange for the assumption by the Successor Fund of all of the liabilities of the Fund and the issuance to the Fund of each class of shares of the Successor Fund (the "Successor Fund Shares"). The number and net asset value per share of each class of Successor Fund Shares to be issued by each Successor Fund will be identical to the number and net asset value per share of the corresponding classes of shares of the corresponding Fund outstanding on the Closing Date.


Each Fund, as the sole shareholder of the corresponding Successor Fund, will then vote on certain matters that require shareholder approval, as described below. Immediately thereafter, each Fund will liquidate and distribute each class of its Successor Fund Shares to each Fund shareholder pro rata in proportion to such shareholder's beneficial interest in the Successor Fund Shares and in exchange for that shareholder's Fund shares of the corresponding class. The existence of each Fund will then be terminated. The number and net asset value per share of Successor Fund Shares of each class to be received by each shareholder will be identical to the number and net asset value per share of shares of the corresponding class of each Fund held by that shareholder immediately prior to the Reorganization.

If, at any time prior to the appropriate Closing Date, the Board of any Corporation or Successor Trust determines that it would not be in the best interest of the affected Fund, the Successor Trust or their respective shareholders to proceed with that Fund's Reorganization, the Reorganization will not be consummated, notwithstanding the approval of the Reorganization by shareholders of the Fund at this Meeting. The obligations of each Corporation and Successor Trust under each Reorganization Agreement are subject to various conditions. In order to provide against unforeseen events, each Reorganization Agreement may be terminated or amended at any time prior to the Closing Date set forth therein by the Board of Trustees of the Corporation or the Successor Trust which is a party thereto. The Corporation and the Successor Trust which is a party thereto may at any time waive compliance with any of the covenants and conditions contained in, or may amend, the Reorganization Agreement, provided that any such waiver or amendment does not materially adversely affect the interests of shareholders of the affected Fund.

               CONTINUATION OF SHAREHOLDER ACCOUNTS AND ELECTIONS

The Funds' transfer agent, Investor Services, will establish accounts for all shareholders of each Fund containing the appropriate number of Successor Fund

Shares to be received by that shareholder under each Reorganization Agreement. Such accounts and the elections applicable to each account will be identical in all material respects to the accounts and elections currently maintained by each Fund for its shareholders.

                         EXPENSES OF EACH REORGANIZATION

Each Fund will bear all of the expenses associated with the transactions contemplated by its Reorganization Agreement. It is presently estimated that the expenses of each Reorganization will be approximately $12,000.

                     TAX CONSEQUENCES OF EACH REORGANIZATION

It is a condition to the consummation of each Reorganization that the Corporation and the Successor Trust receive on or before the appropriate Closing Date an opinion from legal counsel, Hale and Dorr, concerning the federal income tax consequences of the Reorganization. This opinion will provide, among other things, that the transactions contemplated by the Reorganization Agreement will constitute a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended, and that, consequently, no gain or loss will be recognized for federal income tax purposes by the Fund or its shareholders upon (1) the transfer of all of the Fund's assets to the Successor Fund in exchange solely for Successor Fund Shares and the assumption by the Successor Fund of the Fund's liabilities or (2) the distribution by the Fund of the Successor Fund Shares, in liquidation of the Fund, to the shareholders in exchange for their Fund shares. The opinion will further state, among other things, that (i) the federal tax basis of the Successor Fund Shares to be received by shareholders of the Fund will be the same as the federal tax basis of the Fund shares surrendered in exchange therefor and (ii) each shareholder's federal tax holding period for his or her Successor Fund Shares will include such shareholder's tax holding period for the Fund shares surrendered in exchange therefor, provided that such Fund shares were held as capital assets on the date of the exchange.

             GOVERNANCE OF THE CORPORATIONS AND THE SUCCESSOR TRUSTS

If Proposal 1 of this Proxy Statement is approved, the Trustees and officers of each Corporation and Successor Trust will be identical, except that Thomas W.L. Cameron will only be a Trustee of Sovereign Investors, Inc., Institutional Trust and Technology Series, Inc. and Barry J. Gordon will be President of the Technology Fund. See "Information Concerning Nominees" and "Executive Officers" in Proposal 1 above for information concerning Mr. Cameron and Mr. Gordon, respectively.

Currently, each Fund is governed by the Articles of Incorporation (collectively, the "Articles") and By-Laws of the Corporation of which it is a series. If Proposals 2(a), 2(c) and 2(d) and 3(a), 3(b), 3(c), 3(d), 3(e), 3(f), 3(g) and
3(h) are approved, each Fund will be governed by the Declaration of Trust of its respective Successor Trust and each such Declaration of Trust will be substantially identical (collectively, the "Successor Trust Declarations"). In addition, each Corporation is governed by Maryland corporate law while each Successor Trust is governed by Massachusetts business trust law. Massachusetts business trust law is silent as to most aspects of trust governance and operation. The governance and operation of each Successor Trust, therefore, is guided by its Successor Trust Declaration and By-Laws. Maryland corporate law, on the other hand, contains detailed provisions regarding the governance and operation of a corporation to which the Corporations must adhere. While there are many similarities with respect to the governance and operation of the Corporations and the Successor Trusts, there are some material differences based on Maryland and Massachusetts law, respectively, and their respective Articles and Successor Trust Declarations. Set forth below are the material differences with respect to governance between each of the Corporations and the corresponding Successor Trusts.

     (i) Liability

Massachusetts business trusts do not have a statutory prohibition against personal liability of shareholders and trustees for obligations of a trust. Each Successor Trust Declaration, however, provides that shareholders will not be subject to any personal liability whatsoever with respect to any actions or obligations of their respective Successor Trusts. The Successor Trust Declarations further provide that Trustees, officers, employees and agents of the Successor Trusts will have no personal liability with respect to obligations of the Trust, although Trustees, employees and agents may be liable if they act in bad faith or with willful misfeasance, gross negligence or reckless disregard of their respective duties. The Successor Trust Declarations also provide for the indemnification of shareholders, Trustees, officers, employees and agents in the event they are deemed liable for any acts or obligations of the Trust. Such indemnification will not apply to Trustees or officers if their liability is a result of actions they have taken in bad faith or with willful misfeasance, gross negligence or reckless disregard of their respective duties.

Maryland law provides that shareholders, directors, officers and employees do not have personal liability with respect to the obligations of a Maryland corporation. Each Corporation's Articles further provide that the Corporations will indemnify directors and officers in the event they are liable for the acts or obligations of the Corporation unless their act or omission was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty.

     (ii) Shareholder Voting

The Successor Trust Declarations require the following shareholder votes:

     (a)  Election of Trustees

          --   plurality of shares voting at a meeting

     (b)  Removal of Trustees

          -- with cause, by shareholders holding two-thirds of outstanding shares

     (c)  Termination of Trust; Merger, Consolidation, Sale of Assets

          -- (i) shareholders holding two-thirds of outstanding shares and present at a meeting, or (ii) by written consent of shareholders holding two-thirds of outstanding shares, or (iii) by a 1940 Act Majority Shareholder Vote of the Trust if termination is recommended by the Trustees

     (d)  Amending the Successor Trust Declaration

          --   1940 Act Majority Shareholder Vote

     (e) Trustees may determine whether each share of a Successor Trust will be entitled to one vote on matters or each dollar of the Successor Trust's net asset value will be entitled to one vote.

Maryland law provides that unless the law or articles of a corporation provide otherwise, a majority of votes cast at a shareholder's meeting at which a quorum is present is sufficient to approve matters brought before the meeting. The Articles of each Corporation and/or Maryland law require the following shareholder votes:

     (a)  Election of Directors

          --   plurality of shares voting at a meeting

     (b)  Removal of Directors

          -- with or without cause by shareholders holding a majority of all outstanding shares

     (c)  Termination of Corporation; Merger, Consolidation, Sale of Assets

          --   a majority of all outstanding shares

     (d)  Amending the Articles

          --   a majority of all outstanding shares

Neither Maryland law nor the Corporations' Articles provide for the casting of votes based on each dollar of the net asset value of the Corporation.

     (iii) Charter Amendments

The Successor Trust Declaration of each Trust provides that the Declaration may be amended by a majority vote of Trustees without shareholder approval except that no amendment may be made which impairs voting or other rights of shareholders prescribed by law or impairs the exemption from personal liability of shareholders, Trustees, officers, employees or agents of the Successor Trust or permits assessments upon shareholders. Amendments may also be made to a Successor Trust Declaration by an affirmative 1940 Act Majority Shareholder Vote or by a written consent of a 1940 Act Majority of Shareholders.

Maryland law requires that amendments to the Articles of a Corporation (except for corporate name changes or changes to the name or designation of a class or series of shares) be approved by shareholders holding at least two-thirds of the Corporation's outstanding shares.

     (iv) Authorization and Issuance of Shares

The Successor Trust Declaration of each Successor Trust provides that the number of shares the Successor Trust may issue is unlimited and the Trustees have the ability to issue shares without shareholder approval.

Maryland law requires that each Corporation state specifically the number of shares it is authorized to issue and also requires that the shareholders approve any issuance of shares unless, as is the case with each Corporation, the Articles specifically state that such authorization is not required and certain minimum consideration is received for the shares.

     (v) Redemption of Shares

The Successor Trust Declaration of each Successor Trust provides that the Trustees may involuntarily redeem shares from a shareholder account if a minimum amount, as established by the Trustees, is not maintained in such account.

Each of the Articles contains different provisions regarding redemptions. The Articles of Series, Inc. provide that the Corporation may involuntarily redeem shares of any holder whose shares have a value of less than $1,000 or a lesser amount as fixed by the Trustees. The Articles of Sovereign Investors, Inc. provide that the Trustees may involuntarily redeem shares from an account if the value of the account is less than $1,000 or if they deem such redemption to be necessary to avoid the Corporation being classified as a "personal holding company" under the Internal Revenue Code of 1986. The Articles of Technology Series , Inc. provide that the Corporation may involuntarily redeem shares of any holder if the Trustees deem such redemption necessary to avoid the Corporation being deemed a "personal holding company" or if the number of shares in an account is less than a number specified by the Trustees from time to time but which number may not be more than 100.

In addition to each of the above differences, the Successor Trust Declarations, unlike the Articles, provide that the Successor Trusts may enter into various types of agreements without shareholder approval. There are also other substantive and stylistic differences between the Successor Trust Declarations and the Articles.

                                   AGREEMENTS

If shareholders of each Fund approve its Reorganization Agreement, the Successor Trusts, on behalf of the corresponding Successor Funds, will enter into contracts which are substantially identical to the Funds' currently effective contracts. These contracts will include Investment Management Contracts with the Adviser and Transfer Agency Agreements with Investor Services. Custody services will continue to be provided to Emerging Growth Fund, Government Income Fund, High Yield Bond Fund, High Yield Tax-Free Fund, Sovereign Balanced Fund, Sovereign Investors Fund and Technology Fund by Investors Bank & Trust Company and Money Market Fund by State Street Bank & Trust Company pursuant to the corresponding Successor Trust's Custodian Agreement. Distribution services will continue to be provided to each Successor Fund by John Hancock Funds pursuant to the corresponding Successor Trust's Distribution Contract. The terms of these Custodian Agreements and Distribution Contracts are substantially similar to those contained in the Funds' Custodian Agreements and Distribution Contracts. Ernst & Young LLP, the current independent auditors for each of the Funds except for the Technology Fund, will continue to serve as the independent auditors to the respective Successor Funds as well as the Existing Funds of the Successor Trusts. Price Waterhouse LLP, the current independent auditors for the

Technology Fund, will continue to serve as the independent auditors to Technology Fund's Successor Fund. In addition, the Trustees of each of the Successor Trusts have adopted a Distribution Plan (a "Distribution Plan") for each class of shares of each Successor Fund which is substantially identical to the existing Fund's current distribution plan.

The fee schedules for services provided to the Successor Funds under the agreements described above will be identical to those in effect for the corresponding Funds before the Reorganizations. On the Closing Date, before distributing Successor Fund Shares to its shareholders, each Fund, as the sole shareholder of its corresponding Successor Fund, will vote to approve the Successor Fund's Investment Management Contract and its Distribution Plans.

Trustees' Recommendation

Based on the  considerations  discussed  above,  at a meeting  held on March 26,
1996,  the  Trustees  of  the   Corporations   approved  the  adoption  of  the
Reorganization Agreements for the Funds and determined that the Reorganization of each Fund (i) is in the best interest of the Fund and (ii) will not result in dilution of the interest of the shareholders of the Fund. In addition, the directors voted to recommend to the shareholders of the Funds that they approve the Reorganization Agreement for their Fund and the transactions contemplated thereunder. If the shareholders of a Fund do not approve the Reorganization Agreement for their Fund, the Fund will retain its present status, and the Trustees will consider other arrangements for restructuring and reducing the expenses of the Fund.


THE TRUSTEES RECOMMEND THAT SHAREHOLDERS OF EACH FUND APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION FOR THEIR FUND PROVIDING FOR THE REORGANIZATION OF THEIR FUND TO BECOME A SERIES OF THE CORRESPONDING SUCCESSOR TRUST.

Vote Required

Approval of Proposals 3(a), 3(b), 3(c), 3(d), 3(e), 3(f), 3(g) and 3(h) requires the affirmative vote of the holders of a majority of all outstanding shares of Emerging Growth Fund, Government Income Fund, High Yield Bond Fund, High Yield Tax-Free Fund, Money Market Fund, Sovereign Balanced Fund, Sovereign Investors Fund and Technology Fund, respectively.

                                   PROPOSAL 4

             TO APPROVE AN AMENDMENT TO TAX-FREE BOND FUND'S CLASS A
                   DISTRIBUTION PLAN TO INCREASE DISTRIBUTION
                             FEES FOR CLASS A SHARES

       (For Class A Shareholders of Tax-Free Bond Fund voting separately)

On November 28, 1995, the Trustees of Tax-Free Bond Fund, including all of the Independent Trustees, approved, and voted to recommend to Tax-Free Bond Fund's Class A shareholders that they approve, an amendment to the Fund's distribution plan applicable to the Fund's Class A shares and adopted pursuant to Rule 12b-1 under the 1940 Act (the "Class A Plan"). This amendment would increase the maximum amount payable pursuant to the Plan from 0.15% to 0.25% annually of the Fund's average daily net assets attributable to the Class A shares, effective December 23, 1996. In approving the amendment, the Trustees determined that the increased fee is likely to result in higher levels of sales and lower levels of redemptions of the Fund's Class A shares than would otherwise be obtainable. This in turn should assist in the goal of achieving net positive cash flow into the Fund and an increase in Fund asset size. There can be no assurance, however, that the Fund will achieve a net positive cash flow or an increase in asset size.

The Class A Plan

The Fund's Class A Plan, dated December 22, 1994, was initially approved by the Trustees on October 18, 1994 and by the shareholders on December 16, 1994. The Class A Plan was most recently approved by the Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Class A Plan or any related agreement, on May 16, 1995. For the Fund's fiscal year ended December 31, 1995, the Fund paid $175,342 (0.15% of average daily net assets of the Fund) in fees to John Hancock Funds with respect to the Plan.

The Class A Plan sets forth the terms and conditions on which the Fund will pay, from the assets attributable to Class A shares, distribution fees and service fees to John Hancock Funds in connection with the provision by John Hancock Funds of certain services to the Fund and its Class A shareholders. The terms of the Class A Plan authorize the Fund to engage in any activity primarily intended to result in the sale of its shares. The Fund is authorized to engage in such activities directly, or through other persons with whom the Fund enters into agreements.

Distribution fees are used to reimburse John Hancock Funds for expenses primarily intended to result in sales of Class A shares of the Fund, including, but not limited to, compensation and expenses (including overhead, other branch office and telephone expenses) of registered representatives or other sales and marketing personnel of John Hancock Funds; printing prospectuses and reports for other than existing Class A shareholders; advertising relating to Class A shares; and the preparation, printing and distribution of sales literature and advertising materials relating to the Class A shares. Service fees are used to reimburse John Hancock Funds for payments made to, or on account of account executives of selected broker-dealers (including affiliates of John Hancock Funds) and others who furnish personal and shareholder account maintenance services to Class A shareholders, including, but not limited to the establishment and maintenance of shareholder accounts; processing purchase and redemption orders; processing requests and orders with respect to shareholder services and programs described in the Fund's Prospectus and Statement of Additional Information; and responding to routine telephone inquiries. These payments represent additional compensation to such persons or dealers in addition to any commissions John Hancock Funds might receive on sales of the Fund's shares.

Under the current Class A Plan, the Fund pays up to an aggregate of 0.15% annually of its average daily net assets attributable to the Class A shares for both distribution fees and service fees. The Fund may, but need not, pay the entire 0.15% in service fees.

Under the Class A Plan as proposed to be amended, the Fund would pay up to an aggregate of 0.25% annually of its average daily net assets attributable to the Class A shares. Within this maximum amount, the Fund could pay up to 0.25% in service fees and the remainder in distribution fees.

Set forth below is a comparative table showing the amount of fees and expenses paid by the Fund with respect to its Class A shares under the current Class A Plan and the amount of fees and expenses the Class A shareholders would have paid indirectly if the Class A Plan as proposed to be amended had been in effect. The information in the table is an estimate based on actual expenses for the Fund's fiscal year ended December 31, 1995.


Comparative Fee Table For Class A Shares

                                               Existing              New
                                             Class A Plan        Class A Plan
                                             ------------        ------------
Annual Fund Operating Expenses (as a
 Percentage of Average Net Assets)
Management fee ...........................        0.55%               0.55%
12b-1 fee ................................        0.15%               0.25%
Other expenses (1) .......................        0.27%               0.27%
Total Fund Operating Expenses (2) ........        0.97%               1.07%

----------
(1) Other expenses include transfer agent, legal, audit, custody and other expenses.
(2) Until December 23, 1996, the Adviser has agreed to limit total fund expenses to 0.85% for Class A shares.

     Example

The following table illustrates the expenses on a $1,000 investment in Class A shares of the Fund you would pay under the current Class A Plan and the CLass A Plan as proposed to be amended, assuming a 5% annual return:

                                   1 Year    3 Years   5 Years   10 Years
                                   ------    -------   -------   --------

Current Class A Plan ..........      $54       $75      $ 96       $159
Amended Class A Plan ..........      $55       $78      $101       $170

The purpose of the preceding example and table is to assist investors in understanding the various costs and expenses of investing in Class A shares of the Fund. The example should not be considered a representation of past or future expenses of the Fund. Actual expenses may be higher or lower than those shown above.

These expenditures are calculated and accrued daily, charged against the assets attributable to Class A shares only and paid monthly or at such other intervals as the Trustees determine. Pursuant to the Class A Plan, John Hancock Funds provides the Fund at least quarterly with a written report of the amounts expended under the Class A Plan and the purpose for which such expenditures were made together with such other information as from time to time is reasonably requested by the Trustees. The Trustees review such reports on a quarterly basis. In the event John Hancock Funds is not fully reimbursed for payments made or other expenses incurred by it under the Class A Plan, such expenses are not carried beyond one year from the date such expenses were incurred. Any fees paid to John Hancock Funds during a fiscal year and not expended or allocated by John Hancock Funds for actual or budgeted distribution and service activities during that year are promptly returned to the Fund.

The expenditures made pursuant to the Class A Plan, and the basis upon which such expenditures are made, are determined by the Fund in accordance with Rule 12b-1 under the 1940 Act (the "Rule") and the Rules of Fair Practice of the
National Association of Securities Dealers, Inc. (the "NASD Rules"). If any amendment to the Rule or the NASD Rules is adopted, the Trustees will consider what, if any, modification of the Class A Plan or the Fund's distribution practices may be appropriate.

The Class A Plan will continue in effect for successive annual periods provided that it is approved at least annually by a vote of the majority of the Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the plan or in any agreement related to the plan. The Fund may terminate the Class A Plan at any time by vote of a majority of the Trustees, a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the plan or in any agreement related to the plan, or a majority of the outstanding voting Class A shares (see "Vote Required") of the Fund. No material amendment to the Class A Plan will be effective unless it is approved by a vote of a majority of the Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the plan or in any agreement related to the plan. The Class A Plan requires that amendments which would materially increase the amount of the payments permitted thereunder be approved by a majority of the outstanding voting Class A shares of the Fund.

Trustees' Evaluation and Recommendation

In connection with their decision to approve the proposed amendment and to recommend to the Fund's Class A shareholders that they do the same, the Trustees, including all of the Independent Trustees, reviewed all information which they deemed necessary to arrive at an informed determination. The

Independent Trustees met separately and consulted with their independent counsel in determining whether to approve the amendment to the Class A Plan. Among the matters considered by the Trustees were: (1) the potential costs and benefits of the amended Class A Plan to shareholders, including the fact that higher payments made to John Hancock Funds would increase the level of expenses incurred by Class A shareholders; (2) whether the amended Class A Plan would assist John Hancock Funds in marketing Class A shares of the Fund and reduce the level of share redemptions; (3) the advantages to the Fund and its Class A shareholders that might result from growth in the Fund's assets, including economies of scale, reduced expense ratios, and greater portfolio diversification; and (4) the fact that net positive cash flow into the Fund could facilitate portfolio management by eliminating the need to liquidate favorable portfolio positions in order to generate sufficient cash to satisfy redemption requests. The Trustees determined that the provision made by the amended Class A Plan for additional sales and continuing shareholder service incentives and John Hancock Fund's expenses is likely to result in higher levels of sales and lower levels of redemptions of Class A shares of the Fund than would otherwise occur. This in turn should assist the Fund in achieving net positive cash flow and an increase in its asset size.

The Trustees found the fees to be paid under the amended Class A Plan reasonable in view of the services that John Hancock Funds provides and the anticipated expenses that John Hancock Funds will incur in distributing and marketing the Fund's Class A shares and paying broker-dealers for ongoing service to Class A shareholders. The Trustees also noted that the level of fees currently payable under the Class A Plan is comparable to or below that of most other John Hancock mutual funds, whose shares are sold through the same broker-dealer network, as well as many funds with whom the Fund competes for the customers and sales efforts of broker-dealers. The Board determined that the higher Rule 12b-1 fee payable under the amended Class A Plan will enable John Hancock Funds to compensate broker-dealers in an amount comparable to the compensation they receive in connection with sales of shares of comparable mutual funds.

The Trustees also recognized and considered that possible benefits may be realized by the Adviser as a result of the proposed amendment to the Class A Plan. If the Fund's net assets grow more rapidly as a result of the implementation of the amended Class A Plan, the investment advisory fees payable to the Adviser (which fees are calculated as a percentage of the Fund's net assets) will also increase. The Trustees recognized that possible benefits may be realized by John Hancock Funds as a result of the proposed amendment to the Class A Plan through the payment of sales charges to John Hancock Funds for sales and distribution of the Fund's Class A shares.

As a result of their careful consideration of the above factors and other relevant matters, the Trustees of Tax-Free Bond Fund, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the plan or in any agreement related to the plan, concluded, in the exercise of their reasonable business judgment and in light of their fiduciary duties under the 1940 Act, that the amendment to the Class A Plan was likely to benefit the Fund and its Class A shareholders and recommended that it be submitted to the shareholders for their approval. The amendment will not become effective unless approved by the Fund's Class A shareholders.

THE TRUSTEES RECOMMEND THAT CLASS A SHAREHOLDERS OF TAX-FREE BOND FUND VOTE FOR THE PROPOSAL TO APPROVE THE AMENDMENT TO THE FUND'S CLASS A PLAN UNDER RULE 12b-1.

Vote Required

Approval of this proposal by the Fund's Class A shareholders requires an affirmative 1940 Act Majority Shareholder Vote of the Fund's outstanding Class A shares.


           PROPOSALS 5(a), 5(b), 5(c), 5(d), 5(e), 5(f), 5(g) and 5(h)

          REDESIGNATION AS NONFUNDAMENTAL OF THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTING IN OTHER INVESTMENT COMPANIES

      (For shareholders of U.S. Cash Reserve Fund, Growth and Income Fund, Emerging Growth Fund Global Resources Fund, Government Income Fund, High Yield Bond Fund, High Yield Tax-Free Fund and Money Market Fund,
                             each voting separately)

The U.S. Cash Reserve Fund's existing fundamental investment restriction regarding investments in investment companies states that the Fund may not:

     Invest ... in securities of other investment companies, except pursuant to a merger, consolidation or acquisition of assets.

The Growth and Income Fund's existing fundamental investment restriction regarding investments in investment companies states that the Fund may not:

     Invest ... in the securities of another investment company (other than pursuant to a plan of merger or consolidation).

The existing fundamental investment restriction regarding investments in investment companies of each of Emerging Growth Fund, Global Resources Fund, Government Income Fund, High Yield Bond Fund and Money Market Fund states that the Fund may not:

     Purchase securities issued by any other investment company or investment trust except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that a Fund will not purchase such securities if such purchase at the time thereof would cause more than 10% of its total assets (taken at market value) to be invested in the securities of such issuers; and, provided, further, that a Fund will not purchase securities issued by an open-end investment company.

The High Yield Tax-Free Fund's existing fundamental investment restriction regarding investments in investment companies states that the Fund may not:

     Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets, and except for the purchase, to the extent permitted by Section 12 of the 1940 Act, of shares of registered unit investment trusts whose assets consist substantially of municipal obligations.

At the meeting of the Trustees on March 26, 1996, the Trustees of U.S. Cash Reserve Fund, Growth and Income Fund, Emerging Growth Fund, Global Resources Fund, Government Income Fund, High Yield Bond Fund, High Yield Tax-Free Fund and Money Market Fund voted to approve, and to recommend to their respective shareholders that they approve, the redesignation as nonfundamental of the above fundamental investment restrictions. If redesignated as proposed, the Trustees would amend the non-fundamental restrictions of their respective Funds to provide that each Fund may not:

     Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies,
     (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or
     (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds. The Fund may not purchase the shares of any closed-end investment company except in the open market where no commission or profit to a sponsor or dealer results from the purchase, other than customary brokerage fees.

This change is being proposed to provide the designated Funds with additional investment and administrative flexibility, including the ability to invest cash collateral received in connection with the lending of portfolio securities in the securities of open-end investment companies. The change set forth in these Proposals would permit investment by each Fund in securities of open-end and closed-end investment companies subject to the percentage limitations set forth in the nonfundamental restriction. The percentage limitations would not apply in cases of a merger, consolidation, acquisition or reorganization or with respect to investment by the Funds of any cash collateral they are holding in open-end investment companies. Even though the purchase of securities of other investment companies by the Funds may involve the duplication of some fees and expenses, the Trustees believe that approval of these Proposals would be beneficial to the Funds as the Funds will have more flexibility to invest in securities of other investment companies, will be able to seek a greater return on cash collateral and will be better able to take advantage of potential investment opportunities.

In addition, by making this investment restriction nonfundamental, the Trustees will be able to amend the restriction without incurring the delay and cost of obtaining prior shareholder approval. The Trustees of U.S. Cash Reserve Fund, Growth and Income Fund, Emerging Growth Fund, Global Resources Fund, Government Income Fund, High Yield Bond Fund, High Yield Tax-Free Fund and Money Market Fund believe that approval of these Proposals would be beneficial to their respective shareholders.

Trustees' Recommendation

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS APPROVE THE REDESIGNATION AS NONFUNDAMENTAL OF THEIR FUND'S FUNDAMENTAL INVESTMENT RESTRICTION ON INVESTING IN OTHER INVESTMENT COMPANIES

Required Vote

Approval of Proposals 5(a), 5(b), 5(c), 5(d), 5(e), 5(f), 5(g) and 5(h) requires a 1940 Act Majority Shareholder Vote of each of U.S. Cash Reserves Fund, Growth and Income Fund, Emerging Growth Fund, Global Resources Fund, Government Income Fund, High Yield Bond Fund, High Yield Tax-Free Fund and Money Market Fund, respectively.

                                   PROPOSAL 6

                     PROPOSED AMENDMENT TO TECHNOLOGY FUND'S
                       FUNDAMENTAL INVESTMENT RESTRICTION
                          REGARDING THE MAKING OF LOANS

             (For shareholders of Technology Fund voting separately)

At the meeting held on March 26, 1996, the Trustees of Technology Fund, including the Independent Trustees, voted to approve, and to recommend to shareholders of Technology Fund that they approve, a proposal to amend the Fund's fundamental investment restriction regarding the making of loans. At present, the Fund is subject to the following investment restriction regarding the making of loans:

The Fund may not ...

     (8) Make loans to or guarantee the debts of other persons other than portfolio security loans secured by cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities as collateral in amounts at all times equal at least to the market value of the securities loaned, determined daily; provided that the aggregate of all such loans at any time outstanding shall not exceed 25% of the value of the Fund's total assets.

The Trustees of Technology Fund, recommend that shareholders of the Fund approve an amendment to the restriction by replacing it with the following new fundamental investment restriction:

The Fund may not ...

     (8) Make loans, except that the Fund may (1) lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

The new fundamental investment restriction would permit the Fund to lend portfolio securities in an amount up to 33 1/3% of its total assets, the maximum amount permitted by the 1940 Act. Currently, the Fund is only permitted to lend portfolio securities in an amount up to 25% of its total assets. The Trustees believe that this increase will allow the Fund greater flexibility to take advantage of investment opportunities and increase its income. By lending portfolio securities, the Fund subjects itself to the risk of a loss or delay in the recovery of its securities if a party with which it has engaged in a loan transaction breaches its agreement. The new fundamental investment restriction also clarifies that the Fund's total assets will be taken at market value and that the Fund may enter into repurchase agreements and purchase certain other types of securities.

Trustees' Evaluation and Recommendation

THE TRUSTEES RECOMMEND THAT SHAREHOLDERS OF TECHNOLOGY FUND ADOPT THE PROPOSED AMENDMENT TO THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING THE MAKING OF LOANS.

Required Vote

Adoption of this Proposal requires an affirmative 1940 Act Majority Shareholder Vote of Technology Fund.

                                  OTHER MATTERS

The Funds' management knows of no business to be brought before the Meeting except as described above. However, if any other matters properly come before the Meeting, the persons named in the enclosed form of proxy intend to vote on these matters in accordance with their best judgment. If shareholders would like additional information about the matters proposed for action, the Funds' management will be glad to hear from them and to provide further information.

                        PROXIES AND VOTING AT THE MEETING

Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the applicable Fund. In addition, although mere attendance at the Meeting will not revoke a proxy, a Fund shareholder present at the Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares of the Fund represented thereby in favor of the matters set forth in Proposals 2, 3, 4, 5 and 6 and for the Nominees in Proposal 1, and will use their best judgment in connection with the transaction of other business that may properly come before the Meeting or any adjournment thereof.

In addition, John Hancock Mutual Life Insurance Company (the "Life Company") will vote shares of any of the Funds held in individual retirement accounts or tax shelter accounts for which the Life Company acts as custodian and with respect to which no proxies have been received by the Life Company. The Life Company will vote such shares in the same proportion as it has been instructed to vote Fund shares held by all such accounts for which proxies have been received. The Fund shares voted by the Life Company will be counted as present at the Meeting for purposes of establishing a quorum.

In the event that, at the time any session of the Meeting is called to order, a quorum is not present in person or by proxy for any Fund, the persons named as proxies with respect to the Fund may vote those proxies that have been received to adjourn the Fund's Meeting to a later date. In the event that a quorum is present but sufficient votes by a Fund's shareholders in favor of Proposals 2, 3, 4, 5 and 6 and for the Nominees in Proposal 1 have not been received, the persons named as proxies with respect to the Fund will vote those proxies which they are entitled to vote in favor of the relevant Proposal for such an adjournment, and will vote those proxies required to be voted against the Proposal against any adjournment. A shareholder vote for a Fund may be taken on one or more of the Proposals in the Proxy Statement prior to the adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

Shares of beneficial interest of each Fund represented in person or by proxy (including shares which abstain or do not vote with respect to one or more of the Proposals presented for shareholder approval) will be counted for purposes of determining whether a quorum is present with respect to each Fund at the Meeting. Abstentions will be treated as shares that are present and entitled to vote with respect to each Proposal, but will not be counted as a vote in favor of a Proposal. Accordingly, an abstention from voting on a Proposal has the same effect as a vote against the Proposal.

If a broker or nominee holding shares in "street name" indicates on the proxy that it does not have discretionary authority to vote as to a particular Proposal, those shares will not be considered as present and entitled to vote with respect to the Proposal. Accordingly, a "broker non-vote" has no effect on the voting in determining whether a Proposal has been adopted pursuant to subsection (i) of the 1940 Act Majority Shareholder Vote definition. In addition, a "broker non-vote" has no affect on the voting in determining whether a Nominee has been elected as a Trustee of a Fund pursuant to Proposal 1. In determining whether a Proposal has been adopted pursuant to subsection (ii) of the 1940 Act Majority Shareholder Vote definition, a "broker non-vote" will have the same effect as a vote against the Proposal because shares represented by a "broker non-vote" are considered outstanding shares.

In addition to the solicitation of proxies by mail or in person, each Fund may also arrange to have votes recorded by telephone by officers and employees of the  Fund or by  personnel  of the  Adviser,  John  Hancock  Funds  or  Investor
Services. The telephone voting procedure is designed to authenticate a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the Meeting. None of the Funds has sought an opinion of counsel on this matter and is unaware of any such challenge at this time.

A shareholder will be called on a recorded line at the telephone number appearing in the shareholder's account records and will be asked to provide the shareholder's Social Security number or other identifying information. The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the Meeting in accordance with the shareholder's instructions. To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions in the mail. A special toll-free number will be available in case the voting information contained in the confirmation is incorrect. If the shareholder decides after voting by telephone to attend the Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.

                             SHAREHOLDERS' PROPOSALS

The Funds are not required, and do not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders of their respective Funds must submit the proposal in writing, so that it is received by the appropriate Fund at 101 Huntington Avenue, Boston, Massachusetts 02199 within a reasonable time before any meeting.

                IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

Boston, Massachusetts
May 17, 1996

                       JOHN HANCOCK INTERMEDIATE MATURITY
                                 GOVERNMENT FUND
                        JOHN HANCOCK CALIFORNIA TAX-FREE
                                   INCOME FUND
                    JOHN HANCOCK U.S. GOVERNMENT CASH RESERVE
                          JOHN HANCOCK ACTIVE BOND FUND
                      JOHN HANCOCK DIVIDEND PERFORMERS FUND
                       JOHN HANCOCK FUNDAMENTAL VALUE FUND
                          JOHN HANCOCK GLOBAL BOND FUND
                     JOHN HANCOCK INDEPENDENCE BALANCED FUND
                      JOHN HANCOCK INDEPENDENCE DIVERSIFIED
                               CORE EQUITY FUND II
                      JOHN HANCOCK INDEPENDENCE GROWTH FUND
                        JOHN HANCOCK INDEPENDENCE MEDIUM
                               CAPITALIZATION FUND
                      JOHN HANCOCK INDEPENDENCE VALUE FUND
                     JOHN HANCOCK INTERNATIONAL EQUITY FUND
                      JOHN HANCOCK MULTI-SECTOR GROWTH FUND
                       JOHN HANCOCK GROWTH AND INCOME FUND
                        JOHN HANCOCK EMERGING GROWTH FUND
                       JOHN HANCOCK GLOBAL RESOURCES FUND
                       JOHN HANCOCK GOVERNMENT INCOME FUND
                        JOHN HANCOCK HIGH YIELD BOND FUND
                      JOHN HANCOCK HIGH YIELD TAX-FREE FUND
                         JOHN HANCOCK MONEY MARKET FUND
                      JOHN HANCOCK SOVEREIGN BALANCED FUND
                      JOHN HANCOCK SOVEREIGN INVESTORS FUND
                         JOHN HANCOCK TAX-FREE BOND FUND
                       JOHN HANCOCK GLOBAL TECHNOLOGY FUND

                                   APPENDIX A

As of April 22, 1996, each Fund had the following number of each class outstanding:


                                Class A Shares   Class B Shares   Class C Shares   Class S Shares
        Funds                     Outstanding      Outstanding      Outstanting      Outstanding
        -----                     -----------      -----------      -----------      -----------
Intermediate Government Fund     2,961,240.324      849,858.967          --                --
California Fund                  28,559,461.78    7,885,385.279          --                --
U.S. Cash Reserve Fund           36,788,242.28           --              --                --
Growth and Income Fund           9,059,187.742    8,306,736.143          --                --
Emerging Growth Fund             5,130,543.345   11,641,022.860          --                --
Global Resources Fund              370,617.487    2,042,973.193          --                --
Government Income Fund          46,442,115.652   22,245,413.607          --                --
High Yield Bond Fund             4,368,554.144   25,368,863.968          --                --
High Yield Tax-Free Fund         1,843,110.493   16,286,828.973          --                --
Money Market Fund                  228,123,217   89,244,501.030          --                25
Sovereign Balanced Fund          5,817,325.365    7,380,386.553          --                --
Sovereign Investors Fund        70,703,200.436    16,431,582.89     1,188,547.912          --
Tax-Free Bond Fund              10,675,548.090    7,053,051.868          --                --
Technology Fund                  6,396,234.306   1,760,993.9330          --                --

                                     Shares
                                  Outstanding
                                  -----------

Active Bond Fund                   142,088.388
Performers Fund                    367,603.732
Fundamental Value Fund             601,769.289
Global Bond Fund                   120,152.028
Balanced Fund                      572,951.710
Core Equity Fund                20,017,821.647
Independence Growth Fund            59,171.652
Medium Cap Fund                    435,663.007
Independence Value Fund             86,829.016
International Equity Fund          330,322.725
Multi-Sector Fund                  908,243.780

                                   APPENDIX B

As of April 22, 1996, the following persons or entities owned beneficially or of record more than 5% of the outstanding Class A, Class B, Class C and Class S shares, as applicable, of each Fund:


U.S. Cash Reserve Fund -- Novell Incorporated, 1555 North Technology Way, Orem, UT, 5,288,926.220 shares, 14.38%; Thomas R. Powers & Pat G. Powers, 1929 Olympia, Houston, TX, 4,276,972.180 shares, 11.63%; Trust Co. of America. Institutional Division 7103 S. Revere Pkwy, Englewood CO, 3,503.022.160 shares, 9.52%.


California Fund -- Class A -- Merrill Lynch Pierce Fenner & Smith Inc., Mutual Fund Operations, 4800 Deer Lake Drive East, Jacksonville, FL, 1,743,388.171 shares, 6.10%; Class B -- Merrill Lynch Pierce Fenner & Smith Inc., Mutual Fund Operations, 4800 Deer Lake Drive East, Jacksonville, FL, 763,702 shares, 9.69%.


Intermediate Government Fund -- Class A -- Merrill Lynch Pierce Fenner & Smith Inc., Mutual Fund Operations, 4800 Deer Lake Drive East, Jacksonville, FL, 389,652 shares, 13.16%; Merchants & Marine Bank, P.O. Box 729, Pascagoula, MS,
244.105.183 shares, 8.24%; River Production Co. Inc., P.O. Box 909, Columbia, MS, 161,749.49 shares, 5.46%; Class B -- Merrill Lynch Pierce Fenner & Smith Inc., Mutual Fund Operations, 4800 Deer Lake Drive East, Jacksonville, FL, 68,375 shares, 8.05%


Global Resources Fund -- Class A -- Jupiter & Co., c/o Investors Bank & Trust Co., Box 1537 TOP 57, Boston, MA, 99,118.943 shares, 26.74%; Charles C. Sorsby, 100 E. Huron Street, Chicago, IL, 31,655.647 shares, 8.54%; Class B -- Merrill Lynch Pierce Fenner & Smith Inc., Mutual Fund Operations, 4800 Deer Lake Drive East, Jacksonville, FL, 132,078.704 shares, 6.47%.


High Yield Tax-Free Fund -- Class A -- The Private Bank & Trust Co., as Custodian for Daniel Lee, 10 Dearborn Street, Chicago, IL, 176,464.414 shares, 9.57%; Class B -- Merrill Lynch Pierce Fenner & Smith Inc., Mutual Fund Operations, 4800 Deer Lake Drive East, Jacksonville, FL, 2,959,608 shares, 18.17%.


Emerging  Growth  Fund -- Class A --  National  Westminster  Bank PLC as TTEE of
American Smaller Companies Trust, Juno Court, 24 Prescott Street, London, 758,923.757 shares, 14.79%; Merrill Lynch Pierce Fenner & Smith Inc., Mutual Fund Operations, 4800 Deer Lake Drive East, Jacksonville, FL, 694,050, 13.53%; Class B -- Merrill Lynch Pierce Fenner & Smith Inc., Mutual Fund Operations, 4800 Deer Lake Drive East, Jacksonville, FL, 3,062,104.199 shares, 26.30%.


High Yield Bond Fund -- Class A -- National City Bank TTEE, FBO Building Laborers Local 310, Pension Plan, P.O. Box 94777, Cleveland OH, 475,233.122 shares, 10.88%; National City Bank TTEE, Building Laborers Local 310, Health & Welfare Plan, P.O. Box 94777, Cleveland, OH, 308,856.806 shares, 7.07%; Class B -- Merrill Lynch Pierce Fenner & Smith Inc., Mutual Fund Operations, 4800 Deer Lake Drive East, Jacksonville, FL, 2,521,343 shares, 9.94%

Growth and Income Fund -- Class B -- Merrill Lynch Pierce Fenner & Smith Inc., Mutual Fund Operations, 4800 Deer Lake Drive East, Jacksonville, FL, 415,756.051 shares, 5.01%.


Tax-Free Bond Fund -- Class B -- Merrill Lynch Pierce Fenner & Smith Inc., Mutual Fund Operations, 4800 Deer Lake Drive East, Jacksonville, FL, 840,549.127 shares, 11.92%.


Government  Income Fund -- Class B -- Merrill  Lynch Pierce Fenner & Smith Inc.,
Mutual  Fund  Operations,   4800  Deer  Lake  Drive  East,   Jacksonville,   FL,
2,894,804.085 shares, 13.01%.


Technology Fund -- Class B -- Merrill Lynch Pierce Fenner & Smith Inc., Mutual Fund Operations, 4800 Deer Lake Drive East, Jacksonville, FL, 133,487.000 shares, 7.58%.


Sovereign Investors Fund -- Class C -- Mellon Bank Trustee, California Savings Plu7s Program, 1 Cabot Road, Medford MA, 922,427.843 shares, 77.61%; Mellon Bank Trustee, California Savings Plus Program, 1 Cabot Road, Medford MA, 266,117.220 shares, 22.39%.


Money Market Fund -- Class S -- John Hancock Advisers Inc., 101 Huntington Avenue, Boston, MA, 25 shares, 100%


Independence Growth Fund -- Independence Investment Associates, 53 State Street, Boston, MA, 59,171.652 shares, 100.0%.


Active Bond Fund -- The Investment Incentive Plan, Beverly a. Cleathero, 18 Main St, Malden, MA, 14,586.883 shares, 10,27%; John Hancock Funds, Aurora Electronics, Inc., 101 Huntington Avenue, Boston, MA, 9,357.104 shares, 6.59%; The Investment Incentive Plan, Robert G. Freedman, 8 Elm Street, Marblehead, MA, 9,210.550 shares, 6.48%.


Core Equity Fund -- Wachovia Bank of Georgia, National Service Industries, Inc., Defined Contribution Plan, 1420 Peachtree St. N.E., Atlanta, GA, 4,758,098.567 shares, 23.77%; Weil Gotshal & Manges, 401(k) Plan FBO The Plan, 767 Fifth Ave, New York, NY, 1,768,781.806 shares, 8.84%; Charles Schwabb Trust Company FBO, Gaylord Entertainment Co., 401(k) Savings Plan, 1 Montgomery Street, San Francisco, CA, 1,619,697.103 shares, 8.09%; Food Marketing Institute, 800 Connecticut Avenue NW, Washington, D.C., 1,223,760.291 shares, 6.11%; First Trust NA Custodian for Missionary Oblates of Mary Immaculate, P.O. Box 64010, St. Paul, MN, 1,215,858.139 shares, 6.07%.


Balanced Fund -- John Hancock Funds, Inc., FBO Gilbane Building Company, 101 Huntington Avenue, Boston, MA, 368,218.806 shares, 64.27%; John Hancock Mutual Life Insurance Cust for ONE Color Communications 401(k), 101 Huntington Avenue, Boston, MA, 140,762.304 shares, 24.57%; John Hancock Mutual Life Cust for Mokrynski Associates 401(k) Plan, 101 Huntington Avenue, Boston, MA, 39,098.532 shares, 6.82%.


Fundamental Value Fund -- John Hancock Funds, Inc., FBO Gilbane Building Company, 101 Huntington Avenue, Boston, MA, 396,698.591 shares, 65.92%;

Lathers' Local No. 144L, Pension Plan II, 400 S. El Camino Real, San Mateo, CA, 68,293.468 shares, 11.35%.


Multi-Sector Fund -- Investment Incentive Program for John Hancock Employees, John Hancock Place, P.O. Box 111, Boston, MA, 699,541.057 shares, 77.02%.


Medium Cap Fund -- John Hancock Funds,  Inc. FBO Gilbane Building  Company,  101
Huntington  Avenue,  Boston,  MA,  346,918.138  shares,   79.63%;   Independence
Investment Associates, 53 State Street, Boston, MA, 59,046.108 shares, 13.55%.


Global Bond Fund -- John Hancock Advisers Inc., 101 Huntington Avenue, Boston, MA, 94,117.647 shares, 78.33%.


Performers Fund -- Lathers' Local No. 144L, Pension Plan II, 400 S. El Camino Real, San Mateo, CA, 101,436.704 shares, 27.59%; John Hancock Funds, Aurora Electronics, 101 Huntington Avenue, Boston, MA, 25,172.556 shares, 6.85%; John Hancock Funds, Liguori Publications Def Savings PL, 101 Huntington Avenue, Boston, MA, 23,500.560 shares, 6.39%.


Independence Value Fund -- Independence Investment Associates, 53 State Street, Boston, MA, 59,408.620 shares, 68.42%; John Hancock Funds, Aurora Electronics, 101 Huntington Avenue, Boston, MA, 15,055.214 shares, 17.34%; John Hancock Funds, Liguori Publications Def Savings PL, 101 Huntington Avenue, Boston, MA, 12,365.182 shares, 14.24%.


International Equity Fund -- John Hancock Funds, Inc., FBO Gilbane Building Company, 101 Huntington Avenue, Boston, MA, 165,996.567 shares, 50.25%; Dan River Inc. 401 (k) Plan, P.O. Box 261, Danville, VA, 19,763.669 shares, 5.98%.

                                   APPENDIX C


                                 Intermediate         Growth          Emerging
                                  Government            and            Growth
                                     Fund           Income Fund         Fund
                                     ----           -----------         ----
                                     Class             Class            Class
                                       A                 A                A

Edward J. Boudreau, Jr.               106                 68              33
Thomas W.L. Cameron                    --                 --              --
James F. Carlin                       105                 67              24
William H. Cunningham                  --                 --           1,841
Charles F. Fretz                       --                 --              --
Harold R. Hiser, Jr.                   --                 --              --
Anne C. Hodsdon                       104                 67              26
Charles L. Ladner                     100                200             200
Leo E. Linbeck, Jr.                   320                879              33
Patricia P. McCarter                  206                199             106
Steven R. Pruchansky                  101                100             144
Richard S. Scipione                    --                 --              --
Norman H. Smith                       106                200             231
John P. Toolan                         --                 --              --

                                    Global          Government       High Yield
                                   Resources          Income            Bond
                                     Fund              Fund             Fund
                                     ----              ----             ----
                                     Class             Class            Class
                                       A                 A                A

Edward J. Boudreau, Jr.                --                112             135
Thomas W.L. Cameron                    --                 --              --
James F. Carlin                        --                126             135
William H. Cunningham                  --                 --              --
Charles F. Fretz                       --                 --              --
Harold R. Hiser, Jr.                   --                 --              --
Anne C. Hodsdon                        --                 --             134
Charles L. Ladner                     200                200             131
Leo E. Linbeck, Jr.                    67              2,715             152
Patricia P. McCarter                  187                323             403
Steven R. Pruchansky                  100                101             100
Richard S. Scipione                    --                 --              --
Norman H. Smith                       114                219             402
John P. Toolan                         --                 --              --

                                  High Yield          Money           Sovereign
                                   Tax-Free           Market           Balanced
                                     Fund              Fund             Fund
                                     ----              ----             ----
                                     Class             Class            Class
                                       A                 A                A

Edward J. Boudreau, Jr.               109              8,625             165
Thomas W.L. Cameron                    --                 --           1,121
James F. Carlin                       108              1,000             117
William H. Cunningham                  --                 --              --
Charles F. Fretz                       --                 --             224
Harold R. Hiser, Jr.                   --                 --              --
Anne C. Hodsdon                       108             14,236           2,238
Charles L. Ladner                     100                 --             216
Leo E. Linbeck, Jr.                   110                 --              --
Patricia P. McCarter                  310              2,000           1,646
Steven R. Pruchansky                  101              1,017             810
Richard S. Scipione                    --             21,000              --
Norman H. Smith                       319              5,390             626
John P. Toolan                         --                 --             300

                                   Sovereign         Tax-Free
                                   Investors           Bond          Technology
                                     Fund              Fund             Fund
                                     ----              ----             ----
                                     Class             Class            Class
                                       A                 A                A

Edward J. Boudreau, Jr.             2,882                 98             143
Thomas W.L. Cameron                69,831                 --             959
James F. Carlin                       117                 97             192
William H. Cunningham                  --                 --              --
Charles F. Fretz                   15,139                 --             135
Harold R. Hiser, Jr.                   --                 --              --
Anne C. Hodsdon                       312                 97              41
Charles L. Ladner                     540                100             376
Leo E. Linbeck, Jr.                    --                100              --
Patricia P. McCarter               24,119                284             176
Steven R. Pruchansky                1,159                101             211
Richard S. Scipione                 1,764                 --              --
Norman H. Smith                     1,553                387             288
John P. Toolan                         --                 --             400

None of the Nominees owns any shares of either the California Fund, U.S. Cash Reserve Fund (except for Mr. Linbeck, who owns 1,046.210 shares of U.S. Cash Reserve Fund) or any of the Funds which are series of the Institutional Trust. Shares of the California Fund are oriented towards residents of the State of California. U.S. Cash Reserve Fund has a $20,000 minimum initial account size requirement. Shares of the Funds which are series of the Institutional Trust can only be purchased by certain institutional buyers and by certain retirement plans. None of the Nominees own any Class B shares of any of the Funds (except for Mr. Linbeck, who owns 1,034 Class B shares of Money Market Fund) or any Class C shares of Sovereign Investors Fund or Class S shares of Money Market Fund.

The information as to beneficial ownership set forth in the above chart is based on statements furnished to the Funds by the Nominees. Each has all voting and investment powers with respect to the shares indicated.

None of the Nominees beneficially owned individually, and the Nominees and executive officers of each Fund as a group did not beneficially own, in excess of one percent of the outstanding shares of any of the Funds as of April 22, 1996 except the Nominees and executive officers of the Active Bond Fund beneficially own 6.5% of the outstanding shares of the Fund.

                                    EXHIBIT A



                              AMENDED AND RESTATED
                              DECLARATION OF TRUST
                                       OF
                                 [NAME OF TRUST]
                              101 Huntington Avenue
                           Boston, Massachusetts 02199

                              Dated _______ , 1996


DECLARATION OF TRUST made this __day of ___________, 1996 by the undersigned (together with all other persons from time to time duly elected, qualified and serving as Trustees in accordance with the provisions of Article II hereof, the "Trustees");

WHEREAS,  pursuant to a declaration of trust executed and delivered on _________
(the  "Original  Declaration"),   the  Trustees  established  a  trust  for  the
investment and reinvestment of funds contributed thereto;

WHEREAS, the Trustees divided the beneficial interest in the trust assets into transferable shares of beneficial interest, as provided therein;

WHEREAS, the Trustees declared that all money and property contributed to the trust established thereunder be held and managed in trust for the benefit of the holders, from time to time, of the shares of beneficial interest issued thereunder and subject to the provisions thereof;

WHEREAS, the Trustees desire to amend and restate the Original Declaration;

NOW, THEREFORE, in consideration of the foregoing premises and the agreements contained herein, the undersigned, being all of the Trustees of the trust, hereby amend and restate the Original Declaration as follows:



                                    ARTICLE I

                              NAME AND DEFINITIONS

Section 1.1. Name. The name of the trust created hereby is "John Hancock [Name] Trust" (the "Trust").

Section 1.2. Definitions. Wherever they are used herein, the following terms have the following respective meanings:

(a) "Administrator" means the party, other than the Trust, to the contract described in Section 3.3 hereof.

(b) "By-laws" means the By-laws referred to in Section 2.8 hereof, as amended from time to time.

(c) "Class" means any division of shares within a Series in accordance with the provisions of Article V.

(d) The terms "Commission" and "Interested Person" have the meanings given them in the 1940 Act. Except as such term may be otherwise defined by the Trustees in conjunction with the establishment of any Series, the term "vote of a majority of the Outstanding Shares entitled to vote" shall have the same meaning as is assigned to the term "vote of a majority of the outstanding voting securities" in the 1940 Act.

(e) "Custodian" means any Person other than the Trust who has custody of any Trust Property as required by Section 17(f) of the 1940 Act, but does not include a system for the central handling of securities described in said
     Section 17(f).

(f) "Declaration" means this Declaration of Trust as amended from time to time. Reference in this Declaration of Trust to "Declaration," "hereof," "herein," and "hereunder" shall be deemed to refer to this Declaration rather than exclusively to the article or section in which such words appear.

(g) "Distributor" means the party, other than the Trust, to the contract described in Section 3.1 hereof.

(h) "Fund" or "Funds" individually or collectively, means the separate Series of the Trust, together with the assets and liabilities assigned thereto.

(i) "Fundamental Restrictions" means the investment restrictions set forth in the Prospectus and Statement of Additional Information for any Series and designated as fundamental restrictions therein with respect to such Series.

(j) "His" shall include the feminine and neuter, as well as the masculine, genders.

(k) "Investment Adviser" means the party, other than the Trust, to the contract described in Section 3.2 hereof.

(l) The "1940 Act" means the Investment Company Act of 1940, as amended from time to time.

(m) "Person" means and includes individuals, corporations, partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof.

(n) "Prospectus" means the Prospectuses and Statements of Additional Information included in the Registration Statement of the Trust under the Securities Act of 1933, as amended, as such Prospectuses and Statements of Additional Information may be amended or supplemented and filed with the Commission from time to time.

(o) "Series" individually or collectively means the separately managed component(s) of the Trust (or, if the Trust shall have only one such component, then that one) as may be established and designated from time to time by the Trustees pursuant to Section 5.11 hereof.

(p)  "Shareholder" means a record owner of Outstanding Shares.

(q) "Shares" means the equal proportionate units of interest into which the beneficial interest in the Trust shall be divided from time to time, including the Shares of any and all Series or of any Class within any Series (as the context may require) which may be established by the Trustees, and includes fractions of Shares as well as whole Shares. "Outstanding" Shares means those Shares shown from time to time on the books of the Trust or its Transfer Agent as then issued and outstanding, but shall not include Shares which have been redeemed or repurchased by the Trust and which are at the time held in the treasury of the Trust.

(r) "Transfer Agent" means any Person other than the Trust who maintains the Shareholder records of the Trust, such as the list of Shareholders, the number of Shares credited to each account, and the like.

(s)  "Trust" means [Name of Trust].

(t) "Trustees" means the persons who have signed this Declaration, so long as they shall continue in office in accordance with the terms hereof, and all other persons who now serve or may from time to time be duly elected, qualified and serving as Trustees in accordance with the provisions of
     Article II hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in this capacity or their capacities as trustees hereunder.

(u) "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees, including any and all assets of or allocated to any Series or Class, as the context may require.


                                   ARTICLE II

                                    TRUSTEES

Section 2.1. General Powers. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by this Declaration. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without The Commonwealth of Massachusetts, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees.

The enumeration of any specific power herein shall not be construed as limiting the aforesaid powers. Such powers of the Trustees may be exercised without order of or resort to any court.

Section 2.2. Investments. The Trustees shall have the power:

(a) To operate as and carry on the business of an investment company, and exercise all the powers necessary and appropriate to the conduct of such operations.

(b) To invest in, hold for investment, or reinvest in, cash; securities, including common, preferred and preference stocks; warrants; subscription rights; profit-sharing interests or participations and all other contracts for or evidence of equity interests; bonds, debentures, bills, time notes and all other evidences of indebtedness; negotiable or non-negotiable instruments; government securities, including securities of any state, municipality or other political subdivision thereof, or any governmental or quasi-governmental agency or instrumentality; and money market instruments including bank certificates of deposit, finance paper, commercial paper, bankers' acceptances and all kinds of repurchase agreements, of any corporation, company, trust, association, firm or other business organization however established, and of any country, state, municipality or other political subdivision, or any governmental or quasi-governmental agency or instrumentality; any other security, instrument or contract the acquisition or execution of which is not prohibited by any Fundamental Restriction; and the Trustees shall be deemed to have the foregoing powers with respect to any additional securities in which the Trust may invest should the Fundamental Restrictions be amended.

(c) To acquire (by purchase, subscription or otherwise), to hold, to trade in and deal in, to acquire any rights or options to purchase or sell, to sell or otherwise dispose of, to lend and to pledge any such securities, to enter into repurchase agreements, reverse repurchase agreements, firm commitment agreements, forward foreign currency exchange contracts, interest rate, mortgage or currency swaps, and interest rate caps, floors and collars, to purchase and sell options on securities, indices, currency, swaps or other financial assets, futures contracts and options on futures contracts of all descriptions and to engage in all types of hedging, risk management or income enhancement transactions.

(d) To exercise all rights, powers and privileges of ownership or interest in all securities and repurchase agreements included in the Trust Property, including the right to vote thereon and otherwise act with respect thereto and to do all acts for the preservation, protection, improvement and enhancement in value of all such securities and repurchase agreements.

(e) To acquire (by purchase, lease or otherwise) and to hold, use, maintain, develop and dispose of (by sale or otherwise) any property, real or personal, including cash or foreign currency, and any interest therein.

(f) To borrow money and in this connection issue notes or other evidence of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security the Trust Property; and to endorse, guarantee, or undertake the performance of any obligation or engagement of any other Person and to lend Trust Property.

(g) To aid by further investment any corporation, company, trust, association or firm, any obligation of or interest in which is included in the Trust Property or in the affairs of which the Trustees have any direct or indirect interest; to do all acts and things designed to protect, preserve, improve or enhance the value of such obligation or interest; and to guarantee or become surety on any or all of the contracts, stocks, bonds, notes, debentures and other obligations of any such corporation, company, trust, association or firm.

(h) To enter into a plan of distribution and any related agreements whereby the Trust may finance directly or indirectly any activity which is primarily intended to result in the distribution and/or servicing of Shares.

(i) To adopt on behalf of the Trust or any Series thereof an alternative purchase plan providing for the issuance of multiple Classes of Shares (as authorized herein at Section 5.11).

(j) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or arising out of or connected with the aforesaid business or purposes, objects or powers.

The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees.

Notwithstanding any other provision herein, the Trustees shall have full power in their discretion as contemplated in Section 8.5, without any requirement of approval by Shareholders, to invest part or all of the Trust Property (or part or all of the assets of any Series), or to dispose of part or all of the Trust Property (or part or all of the assets of any Series) and invest the proceeds of such disposition, in securities issued by one or more other investment companies registered under the 1940 Act. Any such other investment company may (but need not) be a trust (formed under the laws of any state) which is classified as a partnership or corporation for federal income tax purposes.

The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

Section 2.3. Legal Title. Legal title to all the Trust Property shall be vested in the Trustees as joint tenants except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust or any Series of the Trust, or in the name of any other Person as nominee, on such terms as the Trustees may determine, provided that the interest of the Trust therein is deemed appropriately protected. The right, title and interest of the Trustees in the Trust Property and the Property of each Series of the Trust shall vest automatically in each Person who may hereafter become a Trustee. Upon the termination of the term of office, resignation, removal or death of a Trustee he shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

Section 2.4. Issuance and Repurchase of Shares. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and, subject to the provisions set forth in Articles VI and VII and Section 5.11 hereof, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the Trust or of the particular Series with respect to which such Shares are issued, whether capital or surplus or otherwise, to the full extent now or hereafter permitted by the laws of The Commonwealth of Massachusetts governing business corporations.

Section 2.5. Delegation; Committees. The Trustees shall have power, consistent with their continuing exclusive authority over the management of the Trust and the Trust Property, to delegate from time to time to such of their number or to officers, employees or agents of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or any Series of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient, to the same extent as such delegation is permitted by the 1940 Act.

Section 2.6. Collection and Payment. The Trustees shall have power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

Section 2.7. Expenses. The Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of this Declaration, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees and Trustees.

Section 2.8. Manner of Acting; By-laws. Except as otherwise provided herein or in the By-laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees, including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of a majority of Trustees then in office. The Trustees may adopt By-laws not inconsistent with this Declaration to provide for the conduct of the business of the Trust and may amend or repeal such By-laws to the extent such power is not reserved to the Shareholders.

Notwithstanding the foregoing provisions of this Section 2.8 and in addition to such provisions or any other provision of this Declaration or of the By-laws, the Trustees may by resolution appoint a committee consisting of less than the whole number of Trustees then in office, which committee may be empowered to act for and bind the Trustees and the Trust, as if the acts of such committee were the acts of all the Trustees then in office, with respect to the institution, prosecution, dismissal, settlement, review or investigation of any action, suit or proceeding which shall be pending or threatened to be brought before any court, administrative agency or other adjudicatory body.

Section 2.9. Miscellaneous Powers. The Trustees shall have the power to: (a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust or any Series thereof; (b) enter into joint ventures, partnerships and any other combinations or associations; (c) remove Trustees, fill vacancies in, add to or subtract from their number, elect and remove such officers and appoint and terminate such agents or employees as they consider appropriate, and appoint from their own number, and terminate, any one or more committees which may exercise some or all of the power and authority of the Trustees as the Trustees may determine; (d) purchase, and pay for out of Trust Property or the property of the appropriate Series of the Trust, insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, administrators, distributors, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability; (e) establish pension, profit-sharing, share purchase, and other retirement, incentive and benefit plans for any Trustees, officers, employees and agents of the Trust; (f) to the extent permitted by law, indemnify any person with whom the Trust or any Series thereof has dealings, including the Investment Adviser, Administrator, Distributor, Transfer Agent and selected dealers, to such extent as the Trustees shall determine; (g) guarantee indebtedness or contractual obligations of others; (h) determine and change the fiscal year and taxable year of the Trust or any Series thereof and the method by which its or their accounts shall be kept; and (i) adopt a seal for the Trust, but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.

Section 2.10. Principal Transactions. Except for transactions not permitted by the 1940 Act or rules and regulations adopted, or orders issued, by the Commission thereunder, the Trustees may, on behalf of the Trust, buy any securities from or sell any securities to, or lend any assets of the Trust or any Series thereof to any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with the Investment Adviser, Distributor or Transfer Agent or with any Interested Person of such Person; and the Trust or a Series thereof may employ any such Person, or firm or company in which such Person is an Interested Person, as broker, legal counsel, registrar, transfer agent, dividend disbursing agent or custodian upon customary terms.

Section 2.11. Litigation. The Trustees shall have the power to engage in and to prosecute, defend, compromise, abandon, or adjust by arbitration, or otherwise, any actions, suits, proceedings, disputes, claims, and demands relating to the Trust, and out of the assets of the Trust or any Series thereof to pay or to satisfy any debts, claims or expenses incurred in connection therewith, including those of litigation, and such power shall include without limitation the power of the Trustees or any appropriate committee thereof, in the exercise of their or its good faith business judgment, to dismiss any action, suit, proceeding, dispute, claim, or demand, derivative or otherwise, brought by any person, including a Shareholder in its own name or the name of the Trust, whether or not the Trust or any of the Trustees may be named individually therein or the subject matter arises by reason of business for or on behalf of the Trust.

Section 2.12. Number of Trustees. The initial Trustees shall be the persons initially signing the Original Declaration. The number of Trustees (other than the initial Trustees) shall be such number as shall be fixed from time to time by vote of a majority of the Trustees, provided, however, that the number of Trustees shall in no event be less than one (1).

Section 2.13. Election and Term. Except for the Trustees named herein or appointed to fill vacancies pursuant to Section 2.15 hereof, the Trustees may succeed themselves and shall be elected by the Shareholders owning of record a plurality of the Shares voting at a meeting of Shareholders on a date fixed by the Trustees. Except in the event of resignations or removals pursuant to
Section 2.14 hereof, each Trustee shall hold office until such time as less than a majority of the Trustees holding office has been elected by Shareholders. In such event the Trustees then in office shall call a Shareholders' meeting for the election of Trustees. Except for the foregoing circumstances, the Trustees shall continue to hold office and may appoint successor Trustees.

Section 2.14. Resignation and Removal. Any Trustee may resign his trust (without the need for any prior or subsequent accounting) by an instrument in writing signed by him and delivered to the other Trustees and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust (for purposes of determining the circumstances and procedures under which any such removal by the Shareholders may take place, the provisions of Section 16(c) of the 1940 Act (or any successor provisions) shall be applicable to the same extent as if the Trust were subject to the provisions of that Section). Upon the resignation or removal of a Trustee, or his otherwise ceasing to be a Trustee, he shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of the resigning or removed Trustee. Upon the incapacity or death of any Trustee, his legal representative shall execute and deliver on his behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

Section 2.15. Vacancies. The term of office of a Trustee shall terminate and a vacancy shall occur in the event of his death, retirement, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee. No such vacancy shall operate to annul the Declaration or to revoke any existing agency created pursuant to the terms of the Declaration. In the case of an existing vacancy, including a vacancy existing by reason of an increase in the number of Trustees, subject to the provisions of Section 16(a) of the 1940 Act, the remaining Trustees shall fill such vacancy by the appointment of such other person as they in their discretion shall see fit, made by vote of a majority of the Trustees then in office. Any such appointment shall not become effective, however, until the person named in the vote approving the appointment shall have accepted in writing such appointment and agreed in writing to be bound by the terms of the Declaration. An appointment of a Trustee may be made in anticipation of a vacancy to occur at a later date by reason of retirement, resignation or increase in the number of Trustees, provided that such appointment shall not become effective prior to such retirement, resignation or increase in the number of Trustees. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in this Section 2.15, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by the Declaration. The vote by a majority of the Trustees in office, fixing the number of Trustees shall be conclusive evidence of the existence of such vacancy.

Section 2.16. Delegation of Power to Other Trustees. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six (6) months at any one time to any other Trustee or Trustees; provided that in no case shall fewer than two (2) Trustees personally exercise the powers granted to the Trustees under this Declaration except as herein otherwise expressly provided.


                                   ARTICLE III

                                    CONTRACTS

Section 3.1. Distribution Contract. The Trustees may in their discretion from time to time enter into an exclusive or non-exclusive distribution contract or contracts providing for the sale of the Shares to net the Trust or the applicable Series of the Trust not less than the amount provided for in Section
7.1 of Article VII hereof, whereby the Trustees may either agree to sell the Shares to the other party to the contract or appoint such other party as their sales agent for the Shares, and in either case on such terms and conditions, if any, as may be prescribed in the By-laws, and such further terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this Article III or of the By-laws; and such contract may also provide for the repurchase of the Shares by such other party as agent of the Trustees.

Section 3.2. Advisory or Management Contract. The Trustees may in their discretion from time to time enter into one or more investment advisory or management contracts or, if the Trustees establish multiple Series, separate investment advisory or management contracts with respect to one or more Series whereby the other party or parties to any such contracts shall undertake to furnish the Trust or such Series management, investment advisory, administration, accounting, legal, statistical and research facilities and services, promotional or marketing activities, and such other facilities and services, if any, as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine. Notwithstanding any provisions of the Declaration, the Trustees may authorize the Investment Advisers, or any of them, under any such contracts (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales, loans or exchanges of portfolio securities and other investments of the Trust on behalf of the Trustees or may authorize any officer, employee or Trustee to effect such purchases, sales, loans or exchanges pursuant to recommendations of such Investment Advisers, or any of them (and all without further action by the Trustees). Any such purchases, sales, loans and exchanges shall be deemed to have been authorized by all of the Trustees. The Trustees may, in their sole discretion, call a meeting of Shareholders in order to submit to a vote of Shareholders at such meeting the approval or continuance of any such investment advisory or management contract. If the Shareholders of any one or more of the Series of the Trust should fail to approve any such investment advisory or management contract, the Investment Adviser may nonetheless serve as Investment Adviser with respect to any Series whose Shareholders approve such contract.

Section 3.3. Administration Agreement. The Trustees may in their discretion from time to time enter into an administration agreement or, if the Trustees establish multiple Series or Classes, separate administration agreements with respect to each Series or Class, whereby the other party to such agreement shall undertake to manage the business affairs of the Trust or of a Series or Class thereof and furnish the Trust or a Series or a Class thereof with office facilities, and shall be responsible for the ordinary clerical, bookkeeping and recordkeeping services at such office facilities, and other facilities and services, if any, and all upon such terms and conditions as the Trustees may in their discretion determine.

Section 3.4. Service Agreement. The Trustees may in their discretion from time to time enter into Service Agreements with respect to one or more Series or Classes thereof whereby the other parties to such Service Agreements will provide administration and/or support services pursuant to administration plans and service plans, and all upon such terms and conditions as the Trustees in their discretion may determine.

Section 3.5. Transfer Agent. The Trustees may in their discretion from time to time enter into a transfer agency and shareholder service contract whereby the other party to such contract shall undertake to furnish transfer agency and shareholder services to the Trust. The contract shall have such terms and conditions as the Trustees may in their discretion determine not inconsistent with the Declaration. Such services may be provided by one or more Persons.

Section 3.6. Custodian. The Trustees may appoint or otherwise engage one or more banks or trust companies, each having an aggregate capital, surplus and undivided profits (as shown in its last published report) of at least two million dollars ($2,000,000) to serve as Custodian with authority as its agent, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the By-laws of the Trust. The Trustees may also authorize the Custodian to employ one or more sub-custodians, including such foreign banks and securities depositories as meet the requirements of applicable provisions of the 1940 Act, and upon such terms and conditions as may be agreed upon between the Custodian and such sub-custodian, to hold securities and other assets of the Trust and to perform the acts and services of the Custodian, subject to applicable provisions of law and resolutions adopted by the Trustees.

Section 3.7. Affiliations of Trustees or Officers, Etc. The fact that:

     (i) any of the Shareholders, Trustees or officers of the Trust or any Series thereof is a shareholder, director, officer, partner, trustee, employee, manager, adviser or distributor of or for any partnership, corporation, trust, association or other organization or of or for any parent or affiliate of any organization, with which a contract of the character described in Sections 3.1, 3.2, 3.3 or 3.4 above or for services as Custodian, Transfer Agent or disbursing agent or for providing accounting, legal and printing services or for related services may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder of or has an interest in the Trust, or that

     (ii) any partnership, corporation, trust, association or other organization with which a contract of the character described in Sections 3.1, 3.2,
          3.3 or 3.4 above or for services as Custodian, Transfer Agent or disbursing agent or for related services may have been or may hereafter be made also has any one or more of such contracts with one or more other partnerships, corporations, trusts, associations or other organizations, or has other business or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

Section 3.8. Compliance with 1940 Act. Any contract entered into pursuant to Sections 3.1 or 3.2 shall be consistent with and subject to the requirements of
Section 15 of the 1940 Act (including any amendment thereof or other applicable Act of Congress hereafter enacted), as modified by any applicable order or orders of the Commission, with respect to its continuance in effect, its termination and the method of authorization and approval of such contract or renewal thereof.


                                   ARTICLE IV

                    LIMITATIONS OF LIABILITY OF SHAREHOLDERS,
                               TRUSTEES AND OTHERS

Section 4.1. No Personal Liability of Shareholders, Trustees, Etc. No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust or any Series thereof. No Trustee, officer, employee or agent of the Trust or any Series thereof shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, except to the extent arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such Person; and all such Persons shall look solely to the Trust Property, or to the Property of one or more specific Series of the

Trust if the claim arises from the conduct of such Trustee, officer, employee or agent with respect to only such Series, for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee, officer, employee, or agent, as such, of the Trust or any Series thereof, is made a party to any suit or proceeding to enforce any such liability of the Trust or any Series thereof, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) out of the Trust Property for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The indemnification and reimbursement required by the preceding sentence shall be made only out of assets of the one or more Series whose Shares were held by said Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this
Section 4.1 shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust or any Series thereof to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

Section 4.2. Non-Liability of Trustees, Etc. No Trustee, officer, employee or agent of the Trust or any Series thereof shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 4.3. Mandatory Indemnification. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

     (i) every person who is, or has been, a Trustee, officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) shall be indemnified by the Trust, or by one or more Series thereof if the claim arises from his or her conduct with respect to only such Series, to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

     (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)  No indemnification shall be provided hereunder to a Trustee or officer:

     (i)  against  any  liability  to  the  Trust,   a  Series  thereof  or  the
          Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

     (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or a Series thereof;

     (iii)in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

          (A) by the court or other body approving the settlement or other disposition;

          (B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Non-interested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel; or

          (C) by a vote of a majority of the Shares outstanding and entitled to vote (excluding Shares owned of record or beneficially by such individual).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust or any Series thereof other than Trustees and officers may be entitled by contract or otherwise under law.

(d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this
     Section 4.3 may be advanced by the Trust or a Series thereof prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

     (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust or Series thereof shall be insured against losses arising out of any such advances; or

     (ii) a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Non-interested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4.3, a "Non-interested Trustee" is one who (i) is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (ii) is not involved in the claim, action, suit or proceeding.

Section 4.4. No Bond Required of Trustees. No Trustee shall be obligated to give any bond or other security for the performance of any of his duties hereunder.

Section 4.5. No Duty of Investigation; Notice in Trust Instruments, Etc. No purchaser, lender, transfer agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust or a Series thereof shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or a Series thereof or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust or a Series thereof. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or a Series thereof or undertaking made or issued by the Trustees may recite that the same is executed or made by them not individually, but as Trustees under the Declaration, and that the obligations of the Trust or a Series thereof under any such instrument are not binding upon any of the Trustees or Shareholders individually, but bind only the Trust Property or the Trust Property of the applicable Series, and may contain any further recital which they may deem appropriate, but the omission of such recital shall not operate to bind the Trustees individually. The Trustees shall at all times maintain insurance for the protection of the Trust Property or the Trust Property of the applicable Series, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

Section 4.6. Reliance on Experts, Etc. Each Trustee, officer or employee of the Trust or a Series thereof shall, in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust or a Series thereof, upon an opinion of counsel, or upon reports made to the Trust or a Series thereof by any of its officers or employees or by the Investment Adviser, the Administrator, the Distributor, Transfer Agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

                                    ARTICLE V

                          SHARES OF BENEFICIAL INTEREST

Section 5.1. Beneficial Interest. The interest of the beneficiaries hereunder shall be divided into transferable Shares of beneficial interest without par value. The number of such Shares of beneficial interest authorized hereunder is unlimited. The Trustees shall have the exclusive authority without the requirement of Shareholder approval to establish and designate one or more Series of shares and one or more Classes thereof as the Trustees deem necessary or desirable. Each Share of any Series shall represent an equal proportionate Share in the assets of that Series with each other Share in that Series. Subject to the provisions of Section 5.11 hereof, the Trustees may also authorize the creation of additional Series of Shares (the proceeds of which may be invested in separate, independently managed portfolios) and additional Classes of Shares within any Series. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split in Shares, shall be fully paid and nonassessable.

Section 5.2. Rights of Shareholders. The ownership of the Trust Property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to share or assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights specifically set forth in this Declaration. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any Series or Class of Shares.

Section 5.3. Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in this Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

Section 5.4. Issuance of Shares. The Trustees in their discretion may, from time to time without a vote of the Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times and on such terms as the Trustees may deem best, except that only Shares previously contracted to be sold may be issued during any period when the right of redemption is suspended pursuant to Section
6.9 hereof, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares and Shares held in the treasury. The Trustees may from time to time divide or combine the Shares of the Trust or, if the Shares be divided into Series or Classes, of any Series or any Class thereof of the Trust, into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust or in the Trust Property allocated or belonging to such Series or Class. Contributions to the Trust or Series thereof may be accepted for, and Shares shall be redeemed as, whole Shares and/or 1/1000ths of a Share or integral multiples thereof.

Section 5.5. Register of Shares. A register shall be kept at the principal office of the Trust or an office of the Transfer Agent which shall contain the names and addresses of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Such register shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to him as provided herein or in the By-laws, until he has given his address to the Transfer Agent or such other officer or agent of the Trustees as shall keep the said register for entry thereon. It is not contemplated that certificates will be issued for the Shares; however, the Trustees, in their discretion, may authorize the issuance of share certificates and promulgate appropriate rules and regulations as to their use.

Section 5.6. Transfer of Shares. Shares shall be transferable on the records of the Trust only by the record holder thereof or by his agent thereunto duly authorized in writing, upon delivery to the Trustees or the Transfer Agent of a duly executed instrument of transfer, together with such evidence of the genuineness of each such execution and authorization and of other matters as may reasonably be required. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any transfer agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

Any person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or the Transfer Agent, but until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

Section 5.7. Notices. Any and all notices to which any Shareholder may be entitled and any and all communications shall be deemed duly served or given if mailed, postage prepaid, addressed to any Shareholder of record at his last known address as recorded on the register of the Trust.

Section 5.8. Treasury Shares. Shares held in the treasury shall, until resold pursuant to Section 5.4, not confer any voting rights on the Trustees, nor shall such Shares be entitled to any dividends or other distributions declared with respect to the Shares.

Section 5.9. Voting Powers. The Shareholders shall have power to vote only (i) for the election of Trustees as provided in Section 2.13; (ii) with respect to any investment advisory contract entered into pursuant to Section 3.2; (iii) with respect to termination of the Trust or a Series or Class thereof as provided in Section 8.2; (iv) with respect to any amendment of this Declaration to the limited extent and as provided in Section 8.3; (v) with respect to a merger, consolidation or sale of assets as provided in Section 8.4; (vi) with respect to incorporation of the Trust to the extent and as provided in Section 8.5; (vii) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or a Series thereof or the Shareholders of either; (viii) with respect to any plan adopted pursuant to Rule 12b-1 (or any successor rule) under the 1940 Act, and related matters; and (ix) with respect to such additional matters relating to the Trust as may be required by this Declaration, the By-laws or any registration of the Trust as an investment company under the 1940 Act with the Commission (or any successor agency) or as the Trustees may consider necessary or desirable. As determined by the Trustees without the vote or consent of shareholders, on any matter submitted to a vote of Shareholders either (i) each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote or (ii) each dollar of net asset value (number of Shares owned times net asset value per share of such Series or Class, as applicable) shall be entitled to one vote on any matter on which such Shares are entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. The Trustees may, in conjunction with the establishment of any further Series or any Classes of Shares, establish conditions under which the several Series or Classes of Shares shall have separate voting rights or no voting rights. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration or the By-laws to be taken by Shareholders. The By-laws may include further provisions for Shareholders' votes and meetings and related matters.

Section 5.10. Meetings of Shareholders. No annual or regular meetings of Shareholders are required. Special meetings of the Shareholders, including meetings involving only the holders of Shares of one or more but less than all Series or Classes thereof, may be called at any time by the Chairman of the Board, President, or any Vice-President of the Trust, and shall be called by the President or the Secretary at the request, in writing or by resolution, of a majority of the Trustees, or at the written request of the holder or holders of ten percent (10%) or more of the total number of Outstanding Shares of the Trust entitled to vote at such meeting. Meetings of the Shareholders of any Series shall be called by the President or the Secretary at the written request of the holder or holders of ten percent (10%) or more of the total number of Outstanding Shares of such Series of the Trust entitled to vote at such meeting. Any such request shall state the purpose of the proposed meeting.

Section 5.11. Series or Class Designation. (a) Without limiting the authority of the Trustees set forth in Section 5.1 to designate any further Series or

Classes, the Trustees hereby establish the following Series, each of which consists of [a single Class][two Classes] of Shares: [Names of Series] (the "Existing Series").

(b) The Shares of the Existing Series and Class thereof herein established and designated and any Shares of any further Series and Classes thereof that may from time to time be established and designated by the Trustees shall be established and designated, and the variations in the relative rights and preferences as between the different Series shall be fixed and determined, by the Trustees (unless the Trustees otherwise determine with respect to further Series or Classes at the time of establishing and designating the same); provided, that all Shares shall be identical except that there may be variations so fixed and determined between different Series or Classes thereof as to investment objective, policies and restrictions, purchase price, payment obligations, distribution expenses, right of redemption, special and relative rights as to dividends and on liquidation, conversion rights, exchange rights, and conditions under which the several Series or Classes shall have separate voting rights, all of which are subject to the limitations set forth below. All references to Shares in this Declaration shall be deemed to be Shares of any or all Series or Classes as the context may require.

(c) As to any Existing Series and Classes herein established and designated and any further division of Shares of the Trust into additional Series or Classes, the following provisions shall be applicable:

     (i) The number of authorized Shares and the number of Shares of each Series or Class thereof that may be issued shall be unlimited. The Trustees may classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any Series or Class into one or more Series or one or more Classes that may be established and designated from time to time. The Trustees may hold as treasury shares (of the same or some other Series or Class), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any Series or Class reacquired by the Trust at their discretion from time to time.

     (ii) All consideration received by the Trust for the issue or sale of Shares of a particular Series or Class, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors of such Series and except as may otherwise be required by applicable tax laws, and shall be so recorded upon the books of account of the Trust. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series, the Trustees shall allocate them among any one or more of the Series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the

          Shareholders of all Series for all purposes. No holder of Shares of any Series shall have any claim on or right to any assets allocated or belonging to any other Series.

     (iii)The assets belonging to each particular Series shall be charged with the liabilities of the Trust in respect of that Series or the appropriate Class or Classes thereof and all expenses, costs, charges and reserves attributable to that Series or Class or Classes thereof, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Series and Classes for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items are capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders. The assets of a particular Series of the Trust shall under no circumstances be charged with liabilities attributable to any other Series or Class thereof of the Trust. All persons extending credit to, or contracting with or having any claim against a particular Series or Class of the Trust shall look only to the assets of that particular Series for payment of such credit, contract or claim.

     (iv) The power of the Trustees to pay dividends and make distributions shall be governed by Section 7.2 of this Declaration. With respect to any Series or Class, dividends and distributions on Shares of a particular Series or Class may be paid with such frequency as the Trustees may determine, which may be daily or otherwise, pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, to the holders of Shares of that Series or Class, from such of the income and capital gains, accrued or realized, from the assets belonging to that Series, as the Trustees may determine, after providing for actual and accrued liabilities belonging to that Series or Class. All dividends and distributions on Shares of a particular Series or Class shall be distributed pro rata to the Shareholders of that Series or Class in proportion to the number of Shares of that Series or Class held by such Shareholders at the time of record established for the payment of such dividends or distribution.

     (v) Each Share of a Series of the Trust shall represent a beneficial interest in the net assets of such Series. Each holder of Shares of a Series or Class thereof shall be entitled to receive his pro rata share of distributions of income and capital gains made with respect to such Series or Class net of expenses. Upon redemption of his Shares or indemnification for liabilities incurred by reason of his being or having been a Shareholder of a Series or Class, such Shareholder shall be paid solely out of the funds and property of such Series of the Trust. Upon liquidation or termination of a Series or Class thereof of the Trust, Shareholders of such Series or Class thereof shall be entitled to receive a pro rata share of the net assets of such Series. A Shareholder of a particular Series of the Trust shall not be entitled to participate in a derivative or class action on behalf of any other Series or the Shareholders of any other Series of the Trust.

     (vi) On each matter submitted to a vote of Shareholders, all Shares of all Series and Classes shall vote as a single class; provided, however, that (1) as to any matter with respect to which a separate vote of any Series or Class is required by the 1940 Act or is required by attributes applicable to any Series or Class or is required by any Rule 12b-1 plan, such requirements as to a separate vote by that Series or Class shall apply, (2) to the extent that a matter referred to in clause (1) above, affects more than one Class or Series and the interests of each such Class or Series in the matter are identical, then, subject to clause (3) below, the Shares of all such affected Classes or Series shall vote as a single Class; (3) as to any matter which does not affect the interests of a particular Series or Class, only the holders of Shares of the one or more affected Series or Classes shall be entitled to vote; and (4) the provisions of the following sentence shall apply. On any matter that pertains to any particular Class of a particular Series or to any Class expenses with respect to any Series which matter may be submitted to a vote of Shareholders, only Shares of the affected Class or that Series, as the case may be, shall be entitled to vote except that: (i) to the extent said matter affects Shares of another Class or Series, such other Shares shall also be entitled to vote, and in such cases Shares of the affected Class, as the case may be, of such Series shall be voted in the aggregate together with such other Shares; and (ii) to the extent that said matter does not affect Shares of a particular Class of such Series, said Shares shall not be entitled to vote (except where otherwise required by law or permitted by the Trustees acting in their sole discretion) even though the matter is submitted to a vote of the Shareholders of any other Class or Series.

     (vii)Except as otherwise provided in this Article V, the Trustees shall have the power to determine the designations, preferences, privileges, payment obligations, limitations and rights, including voting and dividend rights, of each Class and Series of Shares. Subject to compliance with the requirements of the 1940 Act, the Trustees shall have the authority to provide that the holders of Shares of any Series or Class shall have the right to convert or exchange said Shares into Shares of one or more Series or Classes of Shares in accordance with such requirements, conditions and procedures as may be established by the Trustees.

     (viii) The establishment and designation of any Series or Classes of Shares shall be effective upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such Series or Classes, or as otherwise provided in such instrument. At any time that there are no Shares outstanding of any particular Series or Class previously established and designated, the Trustees may by an instrument executed by a majority of their number abolish that Series or Class and the establishment and designation thereof. Each instrument referred to in this section shall have the status of an amendment to this Declaration.

Section 5.12. Assent to Declaration of Trust. Every Shareholder, by virtue of having become a Shareholder, shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto.


                                   ARTICLE VI

                       REDEMPTION AND REPURCHASE OF SHARES

Section 6.1. Redemption of Shares. (a) All Shares of the Trust shall be redeemable, at the redemption price determined in the manner set out in this Declaration. Redeemed or repurchased Shares may be resold by the Trust. The Trust may require any Shareholder to pay a sales charge to the Trust, the underwriter, or any other person designated by the Trustees upon redemption or repurchase of Shares in such amount and upon such conditions as shall be determined from time to time by the Trustees.

(b) The Trust shall redeem the Shares of the Trust or any Series or Class thereof at the price determined as hereinafter set forth, upon the appropriately verified written application of the record holder thereof (or upon such other form of request as the Trustees may determine) at such office or agency as may be designated from time to time for that purpose by the Trustees. The Trustees may from time to time specify additional conditions, not inconsistent with the 1940 Act, regarding the redemption of Shares in the Trust's then effective Prospectus.

Section 6.2. Price. Shares shall be redeemed at a price based on their net asset value determined as set forth in Section 7.1 hereof as of such time as the Trustees shall have theretofore prescribed by resolution. In the absence of such resolution, the redemption price of Shares deposited shall be based on the net asset value of such Shares next determined as set forth in Section 7.1 hereof after receipt of such application. The amount of any contingent deferred sales charge or redemption fee payable upon redemption of Shares may be deducted from the proceeds of such redemption.

Section 6.3. Payment. Payment of the redemption price of Shares of the Trust or any Series or Class thereof shall be made in cash or in property to the Shareholder at such time and in the manner, not inconsistent with the 1940 Act or other applicable laws, as may be specified from time to time in the Trust's then effective Prospectus(es), subject to the provisions of Section 6.4 hereof. Notwithstanding the foregoing, the Trustees may withhold from such redemption proceeds any amount arising (i) from a liability of the redeeming Shareholder to the Trust or (ii) in connection with any Federal or state tax withholding requirements.

Section 6.4. Effect of Suspension of Determination of Net Asset Value. If, pursuant to Section 6.9 hereof, the Trustees shall declare a suspension of the determination of net asset value with respect to Shares of the Trust or of any

Series or Class thereof, the rights of Shareholders (including those who shall have applied for redemption pursuant to Section 6.1 hereof but who shall not yet have received payment) to have Shares redeemed and paid for by the Trust or a Series or Class thereof shall be suspended until the termination of such suspension is declared. Any record holder who shall have his redemption right so suspended may, during the period of such suspension, by appropriate written notice of revocation at the office or agency where application was made, revoke any application for redemption not honored and withdraw any Share certificates on deposit. The redemption price of Shares for which redemption applications have not been revoked shall be based on the net asset value of such Shares next determined as set forth in Section 7.1 after the termination of such suspension, and payment shall be made within seven (7) days after the date upon which the application was made plus the period after such application during which the determination of net asset value was suspended.

Section 6.5. Repurchase by Agreement. The Trust may repurchase Shares directly, or through the Distributor or another agent designated for the purpose, by agreement with the owner thereof at a price not exceeding the net asset value per share determined as of the time when the purchase or contract of purchase is made or the net asset value as of any time which may be later determined pursuant to Section 7.1 hereof, provided payment is not made for the Shares prior to the time as of which such net asset value is determined.

Section 6.6. Redemption of Shareholder's Interest. The Trustees, in their sole discretion, may cause the Trust to redeem all of the Shares of one or more Series or Class thereof held by any Shareholder if the value of such Shares held by such Shareholder is less than the minimum amount established from time to time by the Trustees.

Section 6.7. Redemption of Shares in Order to Qualify as Regulated Investment Company; Disclosure of Holding. (a) If the Trustees shall, at any time and in good faith, be of the opinion that direct or indirect ownership of Shares or other securities of the Trust has or may become concentrated in any Person to an extent which would disqualify the Trust or any Series of the Trust as a regulated investment company under the Internal Revenue Code of 1986, then the Trustees shall have the power by lot or other means deemed equitable by them (i) to call for redemption by any such Person a number, or principal amount, of Shares or other securities of the Trust or any Series of the Trust sufficient to maintain or bring the direct or indirect ownership of Shares or other securities of the Trust or any Series of the Trust into conformity with the requirements for such qualification and (ii) to refuse to transfer or issue Shares or other securities of the Trust or any Series of the Trust to any Person whose acquisition of the Shares or other securities of the Trust or any Series of the Trust in question would result in such disqualification. The redemption shall be effected at the redemption price and in the manner provided in Section 6.1.

(b) The holders of Shares or other securities of the Trust or any Series of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust or any Series of the Trust as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code of 1986, as amended, or to comply with the requirements of any other taxing authority.

Section 6.8. Reductions in Number of Outstanding Shares Pursuant to Net Asset Value Formula. The Trust may also reduce the number of outstanding Shares of the Trust or of any Series of the Trust pursuant to the provisions of Section 7.3.

Section 6.9. Suspension of Right of Redemption. The Trust may declare a suspension of the right of redemption or postpone the date of payment or redemption for the whole or any part of any period (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings, (ii) during which trading on the New York Stock Exchange is restricted, (iii) during which an emergency exists as a result of which disposal by the Trust or a Series thereof of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust or a Series thereof fairly to determine the value of its net assets, or (iv) during any other period when the Commission may for the protection of Shareholders of the Trust by order permit suspension of the right of redemption or postponement of the date of payment or redemption; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in clauses (ii), (iii), or (iv) exist. Such suspension shall take effect at such time as the Trust shall specify but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment on redemption until the Trust shall declare the suspension at an end, except that the suspension shall terminate in any event on the first day on which said stock exchange shall have reopened or the period specified in (ii) or
(iii) shall have expired (as to which in the absence of an official ruling by the Commission, the determination of the Trust shall be conclusive). In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the net asset value existing after the termination of the suspension.


                                   ARTICLE VII

                        DETERMINATION OF NET ASSET VALUE,
                          NET INCOME AND DISTRIBUTIONS

Section 7.1. Net Asset Value. The net asset value of each outstanding Share of the Trust or of each Series or Class thereof shall be determined on such days and at such time or times as the Trustees may determine. The value of the assets of the Trust or any Series thereof may be determined (i) by a pricing service which utilizes electronic pricing techniques based on general institutional trading, (ii) by appraisal of the securities owned by the Trust or any Series of the Trust, (iii) in certain cases, at amortized cost, or (iv) by such other method as shall be deemed to reflect the fair value thereof, determined in good faith by or under the direction of the Trustees. From the total value of said assets, there shall be deducted all indebtedness, interest, taxes, payable or accrued, including estimated taxes on unrealized book profits, expenses and management charges accrued to the appraisal date, net income determined and declared as a distribution and all other items in the nature of liabilities which shall be deemed appropriate, as incurred by or allocated to the Trust or any Series or Class of the Trust. The resulting amount which shall represent the total net assets of the Trust or Series or Class thereof shall be divided by the number of Shares of the Trust or Series or Class thereof outstanding at the time and the quotient so obtained shall be deemed to be the net asset value of the Shares of the Trust or Series or Class thereof. The net asset value of the Shares shall be determined at least once on each business day, as of the close of regular trading on the New York Stock Exchange or as of such other time or times as the Trustees shall determine. The power and duty to make the daily calculations may be delegated by the Trustees to the Investment Adviser, the Administrator, the Custodian, the Transfer Agent or such other Person as the Trustees by resolution may determine. The Trustees may suspend the daily determination of net asset value to the extent permitted by the 1940 Act. It shall not be a violation of any provision of this Declaration if Shares are sold, redeemed or repurchased by the Trust at a price other than one based on net asset value if the net asset value is affected by one or more errors inadvertently made in the pricing of portfolio securities or in accruing income, expenses or liabilities.

Section 7.2. Distributions to Shareholders. (a) The Trustees shall from time to time distribute ratably among the Shareholders of the Trust or of a Series or Class thereof such proportion of the net profits, surplus (including paid-in surplus), capital, or assets of the Trust or such Series held by the Trustees as they may deem proper. Such distributions may be made in cash or property (including without limitation any type of obligations of the Trust or Series or Class or any assets thereof), and the Trustees may distribute ratably among the Shareholders of the Trust or Series or Class thereof additional Shares of the Trust or Series or Class thereof issuable hereunder in such manner, at such times, and on such terms as the Trustees may deem proper. Such distributions may be among the Shareholders of the Trust or Series or Class thereof at the time of declaring a distribution or among the Shareholders of the Trust or Series or Class thereof at such other date or time or dates or times as the Trustees shall determine. The Trustees may in their discretion determine that, solely for the purposes of such distributions, Outstanding Shares shall exclude Shares for which orders have been placed subsequent to a specified time on the date the distribution is declared or on the next preceding day if the distribution is declared as of a day on which Boston banks are not open for business, all as described in the then effective Prospectus under the Securities Act of 1933. The Trustees may always retain from the net profits such amount as they may deem necessary to pay the debts or expenses of the Trust or a Series or Class thereof or to meet obligations of the Trust or a Series or Class thereof, or as they may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees shall deem appropriate. The Trustees may in their discretion determine that an account administration fee or other similar charge may be deducted directly from the income and other distributions paid on Shares to a Shareholder's account in each Series or Class.

(b) Inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books, the above provisions shall be interpreted to give the Trustees the power in their discretion to distribute for any fiscal year as ordinary dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust or a Series or Class thereof to avoid or reduce liability for taxes.

Section 7.3. Determination of Net Income; Constant Net Asset Value; Reduction of Outstanding Shares. Subject to Section 5.11 hereof, the net income of the Series and Classes thereof of the Trust shall be determined in such manner as the Trustees shall provide by resolution. Expenses of the Trust or of a Series or Class thereof, including the advisory or management fee, shall be accrued each day. Each Class shall bear only expenses relating to its Shares and an allocable share of Series expenses in accordance with such policies as may be established by the Trustees from time to time and as are not inconsistent with the provisions of this Declaration or of any applicable document filed by the Trust with the Commission or of the Internal Revenue Code of 1986, as amended. Such net income may be determined by or under the direction of the Trustees as of the close of regular trading on the New York Stock Exchange on each day on which such market is open or as of such other time or times as the Trustees shall determine, and, except as provided herein, all the net income of any Series or Class, as so determined, may be declared as a dividend on the Outstanding Shares of such Series or Class. If, for any reason, the net income of any Series or Class determined at any time is a negative amount, or for any other reason, the Trustees shall have the power with respect to such Series or Class (i) to offset each Shareholder's pro rata share of such negative amount from the accrued dividend account of such Shareholder, or (ii) to reduce the number of Outstanding Shares of such Series or Class by reducing the number of Shares in the account of such Shareholder by that number of full and fractional Shares which represents the amount of such excess negative net income, or (iii) to cause to be recorded on the books of the Trust an asset account in the amount of such negative net income, which account may be reduced by the amount, provided that the same shall thereupon become the property of the Trust with respect to such Series or Class and shall not be paid to any Shareholder, of dividends declared thereafter upon the Outstanding Shares of such Series or Class on the day such negative net income is experienced, until such asset account is reduced to zero. The Trustees shall have full discretion to determine whether any cash or property received shall be treated as income or as principal and whether any item of expense shall be charged to the income or the principal account, and their determination made in good faith shall be conclusive upon the Shareholders. In the case of stock dividends received, the Trustees shall have full discretion to determine, in the light of the particular circumstances, how much if any of the value thereof shall be treated as income, the balance, if any, to be treated as principal.

Section 7.4. Power to Modify Foregoing Procedures. Notwithstanding any of the foregoing provisions of this Article VII, but subject to Section 5.11 hereof, the Trustees may prescribe, in their absolute discretion, such other bases and times for determining the per Share net asset value of the Shares of the Trust or a Series or Class thereof or net income of the Trust or a Series or Class thereof, or the declaration and payment of dividends and distributions as they may deem necessary or desirable. Without limiting the generality of the foregoing, the Trustees may establish several Series or Classes of Shares in accordance with Section 5.11, and declare dividends thereon in accordance with
Section 5.11(d)(iv).


                                  ARTICLE VIII

              DURATION; TERMINATION OF TRUST OR A SERIES OR CLASS;
                            AMENDMENT; MERGERS, ETC.

Section 8.1. Duration. The Trust shall continue without limitation of time but subject to the provisions of this Article VIII.

Section 8.2. Termination of the Trust or a Series or a Class. (a) The Trust or any Series or Class thereof may be terminated by (i) the affirmative vote of the holders of not less than two-thirds of the Outstanding Shares entitled to vote and present in person or by proxy at any meeting of Shareholders of the Trust or the appropriate Series or Class thereof, (ii) by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the Outstanding Shares of the Trust or a Series or Class thereof; provided, however, that, if such termination as described in clauses (i) and (ii) is recommended by the Trustees, the vote or written consent of the holders of a majority of the Outstanding Shares of the Trust or a Series or Class thereof entitled to vote shall be sufficient authorization, or (iii) notice to Shareholders by means of an instrument in writing signed by a majority of the Trustees, stating that a majority of the Trustees has determined that the continuation of the Trust or a Series or a Class thereof is not in the best interest of such Series or a Class, the Trust or their respective shareholders as a result of factors or events adversely affecting the ability of such Series or a Class or the Trust to conduct its business and operations in an economically viable manner. Such factors and events may include (but are not limited to) the inability of a Series or Class or the Trust to maintain its assets at an appropriate size, changes in laws or regulations governing the Series or Class or the Trust or affecting assets of the type in which such Series or Class or the Trust invests or economic developments or trends having a significant adverse impact on the business or operations of such Series or Class or the Trust. Upon the termination of the Trust or the Series or Class,

     (i) The Trust, Series or Class shall carry on no business except for the purpose of winding up its affairs.

     (ii) The Trustees shall proceed to wind up the affairs of the Trust, Series or Class and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust, Series or Class shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, Series or Class, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property or Trust Property allocated or belonging to such Series or Class to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, transfer or other disposition of all or substantially all the Trust

          Property or Trust Property allocated or belonging to such Series or Class that requires Shareholder approval in accordance with Section
          8.4 hereof shall receive the approval so required.

     (iii)After  paying  or   adequately   providing  for  the  payment  of  all
          liabilities, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property or the remaining property of the terminated Series or Class, in cash or in kind or partly each, among the Shareholders of the Trust or the Series or Class according to their respective rights.

(b) After termination of the Trust, Series or Class and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust and file with the Office of the Secretary of The Commonwealth of Massachusetts an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties with respect to the Trust or the terminated Series or Class, and the rights and interests of all Shareholders of the Trust or the terminated Series or Class shall thereupon cease.

Section 8.3. Amendment Procedure. (a) This Declaration may be amended by a vote of the holders of a majority of the Shares outstanding and entitled to vote or by any instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of a majority of the Shares outstanding and entitled to vote.

(b) This Declaration may be amended by a vote of a majority of Trustees, without approval or consent of the Shareholders, except that no amendment can be made by the Trustees to impair any voting or other rights of shareholders prescribed by Federal or state law. Without limiting the foregoing, the Trustees may amend this Declaration without the approval or consent of Shareholders (i) to change the name of the Trust or any Series,
     (ii) to add to their duties or obligations or surrender any rights or powers granted to them herein; (iii) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or to make any other provisions with respect to matters or questions arising under this Declaration which will not be inconsistent with the provisions of this Declaration; and (iv) to eliminate or modify any provision of this Declaration which (a) incorporates, memorializes or sets forth an existing requirement imposed by or under any Federal or state statute or any rule, regulation or interpretation thereof or thereunder or
     (b) any rule, regulation, interpretation or guideline of any Federal or state agency, now or hereafter in effect, including without limitation, requirements set forth in the 1940 Act and the rules and regulations thereunder (and interpretations thereof), to the extent any change in applicable law liberalizes, eliminates or modifies any such requirements, but the Trustees shall not be liable for failure to do so.

(c) The Trustees may also amend this Declaration without the approval or consent of Shareholders if they deem it necessary to conform this Declaration to the requirements of applicable Federal or state laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code of 1986, as amended, or if requested or required to do so by any Federal agency or by a state Blue Sky commissioner or similar official, but the Trustees shall not be liable for failing so to do.

(d) Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

(e) A certificate signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Trustees or by the Shareholders as aforesaid or a copy of the Declaration, as amended, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

Section 8.4. Merger, Consolidation and Sale of Assets. The Trust or any Series may merge or consolidate into any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property or Trust Property allocated or belonging to such Series, including its good will, upon such terms and conditions and for such consideration when and as authorized at any meeting of Shareholders called for the purpose by the affirmative vote of the holders of two-thirds of the Shares of the Trust or such Series outstanding and entitled to vote and present in person or by proxy at a meeting of Shareholders, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the Shares of the Trust or such Series; provided, however, that, if such merger, consolidation, sale, lease or exchange is recommended by the Trustees, the vote or written consent of the holders of a majority of the Outstanding Shares of the Trust or such Series entitled to vote shall be sufficient authorization; and any such merger, consolidation, sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to Massachusetts law.

Section 8.5. Incorporation. The Trustees may cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, association or other organization to take over all or any portion of the Trust Property or the Trust Property allocated or belonging to such Series or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer all or any portion of the Trust Property or the Trust Property allocated or belonging to such Series to any such corporation, trust, association or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, association or organization, or any corporation, partnership, trust, association or organization in which the Trust or such Series holds or is about to acquire shares or any other interest. The Trustees may also cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust, partnership, association or other organization if and to the extent permitted by law, as provided under the law then in effect. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations and selling, conveying or transferring all or a portion of the Trust Property to such organization or entities.

                                   ARTICLE IX

                             REPORTS TO SHAREHOLDERS

The Trustees shall at least semi-annually submit to the Shareholders of each Series a written financial report of the transactions of the Trust and Series thereof, including financial statements which shall at least annually be certified by independent public accountants.


                                    ARTICLE X

                                  MISCELLANEOUS

Section 10.1. Execution and Filing. This Declaration and any amendment hereto shall be filed in the office of the Secretary of The Commonwealth of Massachusetts and in such other places as may be required under the laws of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate. Each amendment so filed shall be accompanied by a certificate signed and acknowledged by a Trustee stating that such action was duly taken in a manner provided herein, and unless such amendment or such certificate sets forth some later time for the effectiveness of such amendment, such amendment shall be effective upon its execution. A restated Declaration, integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and filed with the Secretary of The Commonwealth of Massachusetts. A restated Declaration shall, upon execution, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Declaration and the various amendments thereto.

Section 10.2. Governing Law. This Declaration is executed by the Trustees and delivered in The Commonwealth of Massachusetts and with reference to the laws thereof, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the laws of said Commonwealth.

Section 10.3. Counterparts. This Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

Section 10.4. Reliance by Third Parties. Any certificate executed by an individual who, according to the records of the Trust appears to be a Trustee hereunder, certifying (a) the number or identity of Trustees or Shareholders,
(b) the due authorization of the execution of any instrument or writing, (c) the form of any vote passed at a meeting of Trustees or Shareholders, (d) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, (e) the form of any By-laws adopted by or the identity of any officers elected by the Trustees, or (f) the existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any Person dealing with the Trustees and their successors.

Section 10.5. Provisions in Conflict with Law or Regulations. (a) The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code of 1986 or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

(b) If any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration in any jurisdiction.


IN WITNESS WHEREOF, the undersigned have executed this instrument as of the ___ of __________, 1996.


                          [Trustees will execute here]


                        THE COMMONWEALTH OF MASSACHUSETTS


SUFFOLK COUNTY, MASSACHUSETTS
                                                           _______________, 1996

Then personally appeared the above-named persons, Edward J. Boudreau, Jr., James
F. Carlin,  William H. Cunningham,  Charles F. Fretz, Harold R. Hiser, Jr., Anne
C. Hodsdon, Charles L. Ladner, Leo E. Linbeck, Jr., Patricia P. McCarter, Steven
R. Pruchansky, Richard S. Scipione, Norman H. Smith and John P. Toolan, who acknowledged the foregoing instrument to be his free act and deed.

                                             Before me,



                                             -----------------------------------
                                             Notary Public

                                             My commission expires:

                                    EXHIBIT B


                      AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this ___ day of ___________, 1996, between [Name of Corporation] (the "Corporation"), a Maryland corporation, on behalf of [Name of Fund] (the "Fund"), and [Name of Successor Trust], a Massachusetts business trust (the "Successor Trust"), each with principal offices at 101 Huntington Avenue, Boston, Massachusetts 02199.

1.   Plan of Reorganization and Liquidation

     (a) The Corporation , on behalf of the Fund, shall assign, sell, convey, transfer and deliver to a new series of the Successor Trust (the "Successor Fund") at the Closing provided for in Section 2 (hereinafter called the "Closing") all of its then existing assets of every kind and nature. In consideration therefor, the Successor Trust, on behalf of the Successor Fund, agrees that at the Closing (i) the Successor Fund shall assume all of the Fund's obligations and liabilities then existing, whether absolute, accrued, contingent or otherwise, including all unpaid fees and expenses of the Fund in connection with the transactions contemplated hereby and (ii) the Successor Trust shall issue and deliver to the Fund a number of full and fractional shares of each class of shares of beneficial interest of the Successor Fund (the "Successor Fund Shares"), which is equal to the number of full and fractional shares of the corresponding class of shares of the Fund then outstanding.

     (b) Upon consummation of the transactions described in paragraph (a) of this Section 1, the Corporation , on behalf of the Fund, shall distribute in complete liquidation pro rata to its shareholders of record as of the Closing Date the Successor Fund Shares received by the Fund. Such distribution shall be accomplished by the establishment of an account on the share record books of the Successor Fund in the name of each shareholder of each class of shares of the Fund representing with respect to each class of shares of the Successor Fund a number of full and fractional Successor Fund Shares equal to the number of shares of the corresponding class of shares of the Fund owned of record by the shareholder at the Closing Date.

     (c) As promptly as practicable after the liquidation of the Fund as aforesaid, the legal existence of the Fund shall be terminated.

2. Closing and Closing Date. The Closing shall occur at 10:00 a.m. on July 1, 1996 or at such later time and date as the parties may mutually agree (the "Closing Date").

3. Conditions Precedent. The obligations of the Corporation, the Fund, the Successor Trust and the Successor Fund to effect the transactions contemplated hereunder (the "Reorganization") shall be subject to the satisfaction of each of the following conditions:

     (a) All such filings shall have been made with, and all such authorizations and orders shall have been received from, the
          Securities and Exchange Commission (the "SEC") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement.

     (b) Each party shall have received an opinion of counsel substantially to the effect that for federal income tax purposes: (1) the acquisition of the assets and assumption of the liabilities of the Fund by the Successor Fund in return for Successor Fund Shares, the distribution of such Successor Fund Shares to the shareholders of the Fund in complete liquidation of the Fund, and the termination of the Fund will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), and the Successor Fund and the Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (2) no gain or loss will be recognized by the Fund upon the transfer of all of its assets to the Successor Fund solely in exchange for the Successor Fund Shares and the assumption by the Successor Fund of the liabilities of the Fund and the distribution by the Fund of such Successor Fund Shares to the shareholders of the Fund; (3) no gain or loss will be recognized by the Successor Fund upon the receipt of all of the assets of the Fund in exchange solely for Successor Fund Shares and the assumption by the Successor Fund of the liabilities of the Fund; (4) the tax basis of the Successor Fund in assets received from the Fund will be the same as the tax basis of such assets in the hands of the Fund immediately prior to the transfer of such assets to the Successor Fund; (5) the Successor Fund's tax holding period for the assets acquired from the Fund will include, in each instance, the Fund's tax holding period for those assets; (6) no gain or loss will be recognized by the Fund's shareholders upon the exchange of their shares of the Fund solely for Successor Fund Shares as part of the reorganization; (7) the tax basis of the Successor Fund Shares received by the Fund's shareholders in the transaction will be, for each shareholder, the same as the tax basis of the shares of the Fund exchanged therefor; and (8) the tax holding period of the Successor Fund Shares received by the Fund's shareholders will include, for each shareholder, the shareholder's tax holding period for the shares of the Fund surrendered therefor, provided that the surrendered shares were held as capital assets in the hands of the Fund's shareholders on the date of the exchange. The opinion may cover any additional matters deemed material by such counsel.

     (c) This Agreement and the Reorganization shall have been adopted and approved by the affirmative vote of the holders of a majority of the shares of the Fund outstanding and entitled to vote (as defined by the Investment Company Act of 1940, as amended (the "1940 Act")). All shares of the Fund will be voted together as a single class.

     (d) The Successor Trust, on behalf of the Successor Fund, shall have entered into an Investment Management Contract with John Hancock Advisers, Inc. which shall be substantially identical in form and substance to the Investment Management Contract in effect at the Closing Date between the Fund and John Hancock Advisers, Inc. The Investment Management Contract shall have been approved by the Trustees of the Successor Trust, including, to the extent required by law, the Trustees of the Successor Trust who are not "interested persons" of the Trust as defined in the 1940 Act.

     (e) The Successor Trust, on behalf of the Successor Fund, shall have entered into a Transfer Agency Agreement with John Hancock Investor Services Corporation and a Distribution Agreement with John Hancock Funds, Inc. Each such agreement shall be in each case substantially identical in form and substance to those respective agreements in effect at the Closing Date between the Fund and said other parties. Each such agreement shall have been approved by the Trustees of the Successor Trust and, to the extent required by law, by the Trustees of the Successor Trust who are not "interested persons" of the Trust as defined in the 1940 Act.

     (f) The Trustees of the Successor Trust, including those Trustees of the Successor Trust who are not "interested persons" of the Successor Trust as defined in the 1940 Act, shall have selected as auditors for the Successor Fund such auditors as shall have been selected and ratified for the Fund. Such selection shall have been ratified by the Fund as the sole shareholder of the Successor Fund prior to the consummation of the Reorganization.

     (g) The Successor Trust, on behalf of the Successor Fund, shall have adopted a Class A Shares Distribution Plan and a Class B Shares Distribution Plan pursuant to Rule 12b-1 under the 1940 Act substantially identical in form and substance to the Fund's Class A Shares Distribution Plan and Class B Shares Distribution Plan, respectively, in effect at the Closing Date. Each of the Successor Fund's Distribution Plans shall be approved by the Trustees of the Successor Trust in accordance with Rule 12b-1 and by the Fund, as the sole shareholder of the Successor Fund, prior to the consummation of the Reorganization.

At any time prior to the Closing, any of the foregoing conditions except 3(c) may be waived by the Board of Directors of the Corporation or the Board of Trustees of the Successor Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Fund.

4.  Amendment.  This  Agreement  may be  amended  at any time by  action  of the
Directors of the Corporation and the Trustees of the Successor Trust, notwithstanding approval thereof by the shareholders of the Fund, provided that no amendment shall have a material adverse effect on the interests of the shareholders of the Fund.

5. Termination. The Board of Directors of the Corporation or the Board of Trustees of the Successor Trust may terminate this Agreement and abandon the Reorganization, notwithstanding approval thereof by the shareholders of the Fund, at any time prior to the Closing, if circumstances should develop that, in their judgment, make proceeding with the Reorganization inadvisable.

6. Limitation of Liability of the Trustees and the Shareholders. A copy of the Declaration of Trust of the Successor Trust, as amended from time to time, is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given of the limitation of shareholder liability as set forth in each such instrument. The obligations assumed by the Successor Trust on behalf of the Successor Fund pursuant to this Agreement shall be limited in all cases to the Successor Trust on behalf of the Successor Fund and its assets. None of the other series of the Successor Trust shall be liable for any obligations assumed by the Successor Fund hereunder. No party named herein shall seek satisfaction of any obligation hereunder from the shareholders or any shareholder of the Successor Trust or the Successor Fund. No party named herein shall seek satisfaction of any such obligation from the Trustees of the Successor Trust or any individual Trustee.

This Agreement shall be executed in any number of counterparts each of which shall be deemed to be an original, but all of such counterparts together shall constitute only one instrument.

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first above written.


                                                     [NAME OF CORPORATION ]



Attest:  _________________________                By:  _________________________
           Secretary                                   President




                                                     [NAME OF SUCCESSOR TRUST]



Attest:  _________________________                By:  _________________________
           Secretary                                   President

               JOHN HANCOCK INTERMEDIATE MATURITY GOVERNMENT FUND
                  JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND
                 JOHN HANCOCK U.S. GOVERNMENT CASH RESERVE FUND
                       JOHN HANCOCK GROWTH AND INCOME FUND
                         JOHN HANCOCK TAX-FREE BOND FUND


               SPECIAL MEETING OF THE SHAREHOLDERS - JUNE 26, 1996
                   PROXY SOLICITATION BY THE BOARD OF TRUSTEES


     The undersigned, revoking previous proxies, hereby appoint(s) Edward J. Boudreau, Jr., Susan S. Newton and James B. Little, with full power of substitution in each, to vote all the shares of beneficial interest of the above-referenced Fund which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held at 101 Huntington Avenue, Boston, Massachusetts, on June 26, 1996 at 9:00 a.m., Boston time, and at any adjournment of the Meeting. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated May 17, 1996 is hereby acknowledged. If not revoked, this proxy shall be voted:

                                             PLEASE SIGN, DATE AND RETURN
                                             PROMPTLY IN ENCLOSED ENVELOPE



                                             Date __________________, 1996

                                             NOTE: Signature(s) should agree
                                             with name(s) printed herein. When
                                             signing as attorney, executor,
                                             administrator, trustee or guardian,
                                             please give your full title as
                                             such. If a corporation, please sign
                                             in full corporate name by president
                                             or other authorized officer. If a
                                             partnership, please sign in
                                             partnership name by authorized
                                             person.


                                             -----------------------
                                                    Signature(s)

VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS.


THIS PROXY SHALL BE VOTED IN FAVOR OF (FOR) PROPOSALS 2, 4 AND 5 AND FOR THE NOMINEES IN PROPOSAL 1 IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, SAID PROXY OR PROXIES SHALL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT. Please use blue or black ink or dark pencil. Do not use red ink.

FOR ALL FUNDS

     (1) To elect thirteen Trustees to hold office until their respective successors have been duly elected and qualified.


          Edward J. Boudreau, Jr.                   Leo E. Linbeck, Jr.
          James F. Carlin                           Patricia P. McCarter
          William H. Cunningham                     Steven R. Pruchansky
          Charles F. Fretz                          Richard S. Scipione
          Harold R. Hiser, Jr.                      Norman H. Smith
          Anne C. Hodsdon                           John P. Toolan
          Charles L. Ladner
 ___
|___|     FOR all nominees listed (except as marked to the contrary below)
 ___
|___|     WITHHOLD AUTHORITY to vote for all nominees listed below

YOU MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE BY WRITING THE NOMINEE(S) NAME(S) ON THE LINE BELOW

FOR ALL FUNDS

     (2)  To approve an Amended and Restated Declaration of Trust for the Fund.
               ______                 ______                ______
          FOR  ______        AGAINST  ______       ABSTAIN  ______

     (3) Proposal 3 as set forth in the Proxy Statement is not applicable to your Fund.

ONLY FOR THE TAX-FREE BOND FUND (CLASS A SHARES ONLY)

     (4) To approve an amendment to the Fund's Class A distribution plan to increase distribution fees for Class A shares.
               ______                 ______                ______
          FOR  ______        AGAINST  ______       ABSTAIN  ______

ONLY FOR THE U.S. CASH RESERVE AND GROWTH AND INCOME FUNDS

     (5) To redesignate as nonfundamental the Fund's fundamental investment restriction on investing in other investment companies.
               ______                 ______                ______
          FOR  ______        AGAINST  ______       ABSTAIN  ______

     (6) Proposal 6 as set forth in the Proxy Statement is not applicable to your Fund.

PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.